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                               INDENTURE OF TRUST


                                 by and between


                        NELNET STUDENT LOAN TRUST ______________

                                       and


                         __________________________BANK
                     as Trustee and Eligible Lender Trustee









                            Dated as of _____, 200__




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

                       NELNET STUDENT LOAN TRUST ________

         Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Trust dated as of ___________, 200__.

         TRUST INDENTURE ACT SECTION              INDENTURE SECTION

Section 310(a)(1)                                       7.23
310(a)(2)                                               7.23
310(b)                                                  7.23, 7.09
Section 311(a)                                          7.08
311(b)                                                  7.08
Section 312(b)                                          9.17
312(c)                                                  9.17
Section 313(a)                                          4.15
313(b)                                                  4.15
313(c)                                                  4.15, 8.04
Section 314(a)(1)                                       4.16
314(a)(2)                                               4.16
314(a)(3)                                               4.16
314(a)(4)                                               4.16
314(c)                                                  2.02, 5.06, 9.01
314(d)(1)                                               5.06, 9.01
Section 315(b)                                          8.04
Section 317(a)(1)                                       4.17
317(a)(2)                                               7.24
Section 318(a)                                          9.10
318(c)                                                  9.10

--------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                TABLE OF CONTENTS


         (This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the purpose or intent of any provisions of this Indenture of Trust.)

                                    ARTICLE I

DEFINITIONS AND USE OF PHRASES................................................3

                                   ARTICLE II

  NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES AND USE OF PROCEEDS OF NOTES

Section 2.01.         Note Details............................................21
Section 2.02.         Execution, Authentication and Delivery of Notes.........22
Section 2.03.         Registration, Transfer and Exchange of Notes;
                      Persons Treated as Registered Owners....................22
Section 2.04.         Lost, Stolen, Destroyed and Mutilated Notes.............23
Section 2.05.         Trustee's Authentication Certificate....................24
Section 2.06.         Cancellation and Destruction of Notes by the Trustee....24
Section 2.07.         Temporary Notes.........................................24
Section 2.08.         Issuance of Notes.......................................24
Section 2.09.         Definitive Notes........................................24
Section 2.10.         Payment of Principal and Interest.......................25

                                   ARTICLE III

     PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS; AND DERIVATIVE PRODUCTS

Section 3.01.         Parity and Priority of Lien.............................26
Section 3.02.         Other Obligations.......................................26
Section 3.03.         Derivative Products; Counterparty Payments;
                      Issuer Derivative Payments..............................27

                                   ARTICLE IV

            PROVISIONS APPLICABLE TO THE NOTES; DUTIES OF THE ISSUER

Section 4.01.         Payment of Principal and Interest.......................27
Section 4.02.         Covenants as to Additional Conveyances..................27
Section 4.03.         Further Covenants of the Issuer.........................27
Section 4.04.         Enforcement of Servicing Agreements.....................29
Section 4.05.         Procedures for Transfer of Funds........................30

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Section 4.06.         Additional Covenants with Respect to the Act............30
Section 4.07.         Financed Eligible Loans; Collections Thereof;
                      Assignment Thereof......................................31
Section 4.08.         Appointment of Agents, Etc..............................31
Section 4.09.         Capacity to Sue.........................................32
Section 4.10.         Continued Existence; Successor to Issuer................32
Section 4.11.         Amendment of Student Loan Purchase Agreements...........32
Section 4.12.         Representations; Negative Covenants.....................32
Section 4.13.         Additional Covenants....................................38
Section 4.14.         Providing of Notice.....................................39
Section 4.15.         Certain Reports.........................................39
Section 4.16.         Statement as to Compliance..............................40
Section 4.17.         Representations of the Issuer Regarding the Trustee's
                      Security Interest.......................................40
Section 4.18.         Further Covenants of the Issuer Regarding the Trustee's
                      Security Interest.......................................41

                                    ARTICLE V

                                      FUNDS

Section 5.01.         Creation and Continuation of Funds and Accounts.........42
Section 5.02.         Acquisition Fund........................................42
Section 5.03.         Collection Fund.........................................43
Section 5.04.         Reserve Fund............................................45
Section 5.05.         Investment of Funds Held by Trustee.....................46
Section 5.06.         Release.................................................47

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.01.         Events of Default Defined...............................48
Section 6.02.         Remedy on Default; Possession of Trust Estate...........49
Section 6.03.         Remedies on Default; Advice of Counsel..................50
Section 6.04.         Remedies on Default; Sale of Trust Estate...............50
Section 6.05.         Appointment of Receiver.................................50
Section 6.06.         Restoration of Position.................................51
Section 6.07.         Purchase of Properties by Trustee or Registered Owners..51
Section 6.08.         Application of Sale Proceeds............................51
Section 6.09.         Acceleration of Maturity; Rescission and Annulment......51
Section 6.10.         Remedies Not Exclusive..................................52
Section 6.11.         Collection of Indebtedness and Suits for
                      Enforcement by Trustee..................................52
Section 6.12.         Direction of Trustee....................................53
Section 6.13.         Right to Enforce in Trustee.............................53
Section 6.14.         Physical Possession of Obligations Not Required.........54
Section 6.15.         Waivers of Events of Default............................54

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                                   ARTICLE VII

                                   THE TRUSTEE

Section 7.01.         Acceptance of Trust.....................................54
Section 7.02.         Recitals of Others......................................55
Section 7.03.         As to Filing of Indenture...............................55
Section 7.04.         Trustee May Act Through Agents..........................56
Section 7.05.         Indemnification of Trustee..............................56
Section 7.06.         Trustee's Right to Reliance.............................57
Section 7.07.         Compensation of Trustee.................................57
Section 7.08.         Trustee May Own Notes...................................58
Section 7.09.         Resignation of Trustee..................................58
Section 7.10.         Removal of Trustee......................................58
Section 7.11.         Successor Trustee.......................................59
Section 7.12.         Manner of Vesting Title in Trustee......................59
Section 7.13.         Additional Covenants by the Trustee to Conform
                      to the Act..............................................60
Section 7.14.         Right of Inspection.....................................60
Section 7.15.         Limitation with Respect to Examination of Reports.......60
Section 7.16.         Servicing Agreement.....................................60
Section 7.17.         Additional Covenants of Trustee.........................60
Section 7.18.         Duty of Trustee with Respect to Rating Agencies.........60
Section 7.19.         Merger of the Trustee...................................61
Section 7.20.         Receipt of Funds from Servicer..........................61
Section 7.21.         Special Circumstances Leading to Resignation of Trustee.61
Section 7.22.         Survival of Trustee's Rights to Receive Compensation,
                      Reimbursement and Indemnification.......................62
Section 7.23.         Corporate Trustee Required; Eligibility;
                      Conflicting Interests...................................62
Section 7.24.         Trustee May File Proofs of Claim........................62

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

Section 8.01.         Supplemental Indentures Not Requiring Consent of
                      Registered Owners.......................................63
Section 8.02.         Supplemental Indentures Requiring Consent of
                      Registered Owners.......................................64
Section 8.03.         Additional Limitation on Modification of Indenture......65
Section 8.04.         Notice of Defaults......................................65
Section 8.05.         Conformity with the Trust Indenture Act.................65

                                   ARTICLE IX

                               GENERAL PROVISIONS

Section 9.01.         Notices.................................................68
Section 9.02.         Covenants Bind Issuer...................................69
Section 9.03.         Lien Created............................................69
Section 9.04.         Severability of Lien....................................69
Section 9.05.         Consent of Registered Owners Binds Successors...........69
Section 9.06.         Nonliability of Persons; No General Obligation..........69
Section 9.07.         Nonpresentment of Notes or Interest Checks..............70
Section 9.08.         Security Agreement......................................70
Section 9.09.         Laws Governing..........................................70
Section 9.10.         Severability............................................70
Section 9.11.         Exhibits................................................70
Section 9.12.         Non-Business Days.......................................70
Section 9.13.         Parties Interested Herein...............................70
Section 9.14.         Obligations Are Limited Obligations.....................71
Section 9.15.         Counterparty Rights.....................................71
Section 9.16.         Disclosure of Names and Addresses of Registered Owners..71
Section 9.17.         Aggregate Principal Amount of Obligations...............71
Section 9.18.         Financed Eligible Loans.................................71
Section 9.19.         Concerning the Delaware Trustee.........................71

                                    ARTICLE X

         PAYMENT AND CANCELLATION OF NOTES AND SATISFACTION OF INDENTURE

Section 10.01.        Trust Irrevocable.......................................72
Section 10.02.        Satisfaction of Indenture...............................72
Section 10.03.        Optional Purchase of All Financed Eligible Loans........74
Section 10.04.        Auction of Financed Eligible Loans......................74
Section 10.05.        Cancellation of Paid Notes..............................75

EXHIBIT A ELIGIBLE LOAN ACQUISITION CERTIFICATE
EXHIBIT B-1 [FORM OF CLASS A-1 NOTE]
EXHIBIT B-2 [FORM OF CLASS A-2 NOTE]
EXHIBIT B-3 [FORM OF CLASS B NOTE]

                               INDENTURE OF TRUST


         THIS INDENTURE OF TRUST, dated as of _______, 200__ (this "Indenture"), is by and between NELNET STUDENT LOAN TRUST-_________ (the "Issuer"), a business trust duly organized and existing under the laws of the State of Delaware (the "State"), and ________________________ BANK, a national banking association duly organized and operating under the laws of the United States of America (together with its successors, the "Trustee"), as trustee and eligible lender trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

                              W I T N E S S E T H :

         WHEREAS, the Issuer represents that it is duly created as a business trust under the laws of the State and that by proper action has duly authorized the execution and delivery of this Indenture, which Indenture provides for the payment of student loan asset-backed notes (the "Notes") and the payments to any Counterparty (as defined herein); and

         WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

         WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

         WHEREAS, it is hereby agreed between the parties hereto, the Registered Owners of any Notes (the Registered Owners evidencing their consent by their acceptance of the Notes) and any Counterparty (the Counterparty evidencing its consent by its execution and delivery of a Derivative Product (as defined herein)) that in the performance of any of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be general debt on its part, but shall be secured by and payable solely from the Trust Estate, payable in such order of preference and priority as provided herein;

         NOW, THEREFORE, the Issuer, in consideration of the premises and acceptance by the Trustee of the trusts herein created, of the purchase and acceptance of the Notes by the Registered Owners thereof, of the execution and delivery of any Derivative Product by a Counterparty and the Issuer and the acknowledgement thereof by the Trustee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, PLEDGE, TRANSFER, ASSIGN AND DELIVER to the Trustee, for the benefit of the Registered Owners of the Notes, any Counterparty (to secure the payment of any and all amounts which may from time to time become due and owing to a Counterparty pursuant to any Derivative Product), all of the moneys, rights, and properties described in the granting clauses A through F below (the "Trust Estate"), as follows:

                                GRANTING CLAUSE A

         The Revenues (other than Revenues released from the lien of the Trust Estate as provided herein);

                                GRANTING CLAUSE B

         All moneys and investments held in the Funds and Accounts created under
Section 5.01 hereof, including all proceeds thereof and all income thereon;

                                GRANTING CLAUSE C

         The Financed Eligible Loans and all obligations of the obligors thereunder including all moneys accrued and paid thereunder on or after the Cutoff Date;

                                GRANTING CLAUSE D

         The rights of the Issuer in and to the Servicing Agreement, the Student Loan Purchase Agreements, the Administrative Services Agreement, the Custodian Agreements and the Guarantee Agreements as the same relate to Financed Eligible Loans;

                                GRANTING CLAUSE E

         The rights of the Issuer in and to any Derivative Product and any Counterparty Guarantee; provided, however, that this Granting Clause E shall not be for the benefit of a Counterparty with respect to its Derivative Product; and

                                GRANTING CLAUSE F

         Any and all other property, rights and interests of every kind or description that from time to time hereafter is granted, conveyed, pledged, transferred, assigned or delivered to the Trustee as additional security hereunder.

         TO HAVE AND TO HOLD the Trust Estate, whether now owned or held or hereafter acquired, unto the Trustee and its successors or assigns;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all present and future Registered Owners of the Notes, without preference of any Note over any other, except as provided herein, and for enforcement of the payment of the Notes in accordance with their terms, and all other sums payable hereunder (including payments due and payable to any Counterparty) or on the Notes, and for the performance of and compliance with the obligations, covenants, and conditions of this Indenture, as if all the Notes and other Obligations (as defined herein) at any time Outstanding had been executed and delivered simultaneously with the execution and delivery of this Indenture;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Notes and the interest due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes according to the true intent and meaning thereof, and shall make all required payments into the Funds as required under Article V hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee sums sufficient to pay or to provide for payment of the entire amount due and to become so due as herein provided (including payments due and payable to any Counterparty), then this Indenture (other than Sections 4.13, 4.14 (for a period of 90 days) and 7.05 hereof) and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect;

         NOW, THEREFORE, it is mutually covenanted and agreed as follows:

                                   ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

         The following terms have the following meanings unless the context clearly requires otherwise:

         "ACCOUNT" shall mean any of the accounts created and established within any Fund by this Indenture.

         "ACCRUAL PERIOD" shall mean, with respect to a Distribution Date, the period from and including the immediately preceding Distribution Date, or in the case of the initial such period the Closing Date, to but excluding such current Distribution Date.

         "ACQUISITION FUND" shall mean the Fund by that name created in Section 5.01(a)(i) hereof and further described in Section 5.02 hereof, including any Accounts and Subaccounts created therein.

         "ACT" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, or any successor federal act and all regulations, directives, bulletins, and guidelines promulgated from time to time thereunder.

         "ADJUSTED POOL BALANCE" shall mean, for any Distribution Date, (a) if the Pool Balance as of the last day of the related Collection Period is greater than 40% of the Initial Pool Balance, the sum of such Pool Balance, the Specified Reserve Fund Balance for that Distribution Date; or (b) if the Pool Balance as of the last day of the related Collection Period is less than or equal to 40% of the Initial Pool Balance, that Pool Balance.

         "ADMINISTRATIVE SERVICES AGREEMENT" shall mean the Administrative Services Agreement dated as of ____________, 200__, among the Issuer, the Administrator and the Delaware Trustee, as supplemented and amended.

         "ADMINISTRATOR" shall mean NELnet, Inc. in its capacity as administrator of the Trust and the Financed Eligible Loans, or any successor thereto in accordance with the Trust Agreement.

         "ADMINISTRATION FEE" shall mean an amount equal to _____% per annum.

         "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT MEMBER" shall mean a member of, or participant in, the Securities Depository.

         "AUTHORIZED OFFICER" means with respect to the Trust, any officer of the Delaware Trustee who is authorized to act for the Delaware Trustee in matters relating to the Trust pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Delaware Trustee to the Trustee on the Date of Issuance (as such list may be modified or supplemented from time to time thereafter); (b) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Trust and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Trustee on the Date of Issuance (as such list may be modified or supplemented from time to time thereafter); (c) with respect to the Seller, any officer of the Seller or any of its Affiliates who is authorized to act for the Seller in matters relating to or to be acted upon by the Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller to the Trustee on the Date of Issuance (as such list may be modified or supplemented from time to time thereafter); and (d) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to or to be acted upon by the Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Servicer to the Trustee on the Date of Issuance (as such list may be modified or supplemented from time to time thereafter).

         "AUTHORIZED REPRESENTATIVE" shall mean, when used with reference to the Issuer, any Person duly authorized by the Trust Agreement to act on the Issuer's behalf.

         "AVAILABLE FUNDS" shall mean, with respect to a Distribution Date or any related Monthly Servicing Payment Date, the sum of the following amounts received with respect to the related Collection Period (or, in the case of a Monthly Servicing Payment Date, the applicable portion thereof) to the extent not previously distributed: (a) all collections received by the Servicer on the Financed Eligible Loans (including payments from any Guaranty Agency received with respect to the Financed Eligible Loans but net of (i) any collections in respect of principal on the Financed Eligible Loans applied by the Issuer to repurchase guaranteed loans from the Guaranty Agencies in accordance with the Guarantee Agreements; (ii) amounts required by the Act to be paid to the Department (including, but not limited to, rebate fees owed with respect to consolidation loans) or to be repaid to borrowers (whether or not in the form of a principal reduction of the applicable Financed Eligible Loan), with respect to the Financed Eligible Loans for such Collection Period; and (iii) after the Pre-Funding Period, any proceeds used to purchase Eligible Loans which constitute "add-on consolidation loans"); (b) any Interest Benefit Payments and Special Allowance Payments received by the Trustee during such Collection Period with respect to Financed Eligible Loans; (c) all Liquidation Proceeds from any Financed Eligible Loans which became Liquidated Financed Eligible Loans during such Collection Period in accordance with the Servicer's customary servicing procedures, and all other moneys collected with respect to any Liquidated Financed Eligible Loan which was written off in prior Collection Periods or during the current Collection Period, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Financed Eligible Loan; (d) the aggregate Purchase Amounts received during such Collection Period for Financed Eligible Loans repurchased by the Seller or purchased by the Servicer or for serial loans sold to another eligible lender pursuant to the Servicing Agreement; (e) the aggregate amounts, if any, received from the Seller or the Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or lost Interest Benefit Payments and Special Allowance Payments, with respect to the Financed Eligible Loans pursuant to the Student Loan Purchase Agreement or the Servicing Agreement, respectively; (f) other amounts received by the Servicer pursuant to its role as Servicer under the Servicing Agreement and payable to the Issuer during such Collection Period in connection therewith; and (g) any payments received under the Derivative Products from the Counterparties in respect of such Distribution Date; provided, however, that if with respect to any Distribution Date or Monthly Servicing Payment Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Fund, to pay any of the items specified in 5.03(b) and 5.03(c)(i) through (c)(xi), then Available Funds for such Distribution Date or Monthly Servicing Payment Date shall include amounts on deposit in the Collection Fund on the related Determination Date which would have constituted Available Funds for the Distribution Date or Monthly Servicing Payment Date succeeding such Distribution Date or Monthly Servicing Payment Date, up to the amount necessary to pay such items, and the Available Funds for such succeeding Distribution Date or Monthly Servicing Payment Date shall be adjusted accordingly.

         "BASIC DOCUMENTS" shall mean the Trust Agreement, this Indenture, the Servicing Agreement, the Administrative Services Agreement, the Student Loan Purchase Agreements, the Custodian Agreements, the Guarantee Agreements, the Derivative Products and other documents and certificates delivered in connection with any thereof.

         "BUSINESS DAY" shall mean (a) with respect to calculating Three-Month LIBOR, One Month-LIBOR or Two-Month LIBOR, any day on which banks in New York, New York and London, England are open for the transaction of international business; and (b) for all other purposes, any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, or _____________________ are authorized or obligated by law, regulation or executive order to remain closed.

         "CAPITALIZED INTEREST ACCOUNT" shall mean the Account by such name created in the Collection Fund.

         "CAPITALIZED INTEREST PERIOD" shall mean the period beginning on the Date of Issuance and ending on _______________.

         "CARRYOVER SERVICING FEE" shall have such meaning as defined in the Servicing Agreement.

         "CERTIFICATE OF INSURANCE" shall mean any Certificate evidencing that a Financed Eligible Loan is Insured pursuant to a Contract of Insurance.

         "CERTIFICATE OF TRUST" shall mean the certificate filed with the Secretary of State of the State establishing the Issuer under Delaware law.

         "CLASS A NOTE INTEREST SHORTFALL" shall mean, with respect to any Distribution Date, the excess of (a) the Class A Noteholders' Interest Distribution Amount on the preceding Distribution Date over; (b) the amount of interest actually distributed to the Class A Noteholders on such preceding Distribution Date, plus interest on the amount of such excess interest due to the Class A Noteholders, to the extent permitted by law, at the weighted average interest rate borne by all of the Class A Notes from such preceding Distribution Date to the current Distribution Date.

         "CLASS A NOTE PRINCIPAL SHORTFALL" shall mean, as of the close of any Distribution Date, the excess of (a) the Class A Noteholders' Principal Distribution Amount on such Distribution Date over (b) the amount of principal actually distributed to the Class A Noteholders on such Distribution Date.

         "CLASS A NOTES" shall mean, collectively, the Class A-1 Notes and the Class A-2 Notes secured on a senior priority to the Class B Obligations.

         "CLASS A OBLIGATIONS" shall mean Class A Notes and any Derivative Product, the priority of payment of which is equal with that of Class A Notes.

         "CLASS A NOTEHOLDER" shall mean the Person in whose name a Class A Note is registered in the Note registration books of the Trustee.

         "CLASS A NOTEHOLDERS' DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the sum of the Class A Noteholders' Interest Distribution Amount and the Class A Noteholders' Principal Distribution Amount for such Distribution Date.

         "CLASS A NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the sum of (a) the amount of interest accrued at the Class A-1 Rate or the Class A-2 Rate, as applicable, for the related Accrual Period on the aggregate outstanding principal balances of the respective classes of Class A Notes on the immediately preceding Distribution Date after giving effect to all principal distributions to the respective Class A Noteholders on such date (or, in the case of the first Distribution Date, on the Closing Date); and (b) the Class A Note Interest Shortfall for such Distribution Date, as based on the actual number of days in such Accrual Period divided by 360.

         "CLASS A NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the Principal Distribution Amount for such Distribution Date plus the Class A Note Principal Shortfall as of the close of the preceding Distribution Date; provided, however, that the Class A Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class A Notes. In addition, on the Class A-1 Maturity Date or the Class A-2 Maturity Date, as the case may be, the principal required to be distributed to the Class A Noteholders of the related class will include the amount required to reduce the outstanding principal balance of the Class A Notes of such class to zero.

         "CLASS A-1 MATURITY DATE" shall mean the __________ 20__ Distribution Date.

         "CLASS A-2 MATURITY DATE" shall mean the __________ 20__ Distribution Date.

         "CLASS A-1 NOTES" shall mean the $__________ Student Loan Asset-Backed Notes, Class A-1 issued by the Issuer pursuant to this Indenture, substantially in the form of Exhibit B-1 hereto.

         "CLASS A-2 NOTES" shall mean the $__________ Student Loan Asset-Backed Notes, Class A-2 issued by the Issuer pursuant to this Indenture, substantially in the form of Exhibit B-2 hereto.

         "CLASS A-1 RATE" shall mean, for any Accrual Period, other than the first Accrual Period, the applicable Three-Month LIBOR, plus 0.__%, as determined by the Administrator. For the first Accrual Period, the Class A-1 Rate shall be determined by reference to the following formula:

         x + [ __/__ * (y-x)] plus 0.__%, as determined by the Administrator.

         where:

         x = One-Month LIBOR, and

         y = Two-Month LIBOR,

         "CLASS A-2 RATE" shall mean, for any Accrual Period, other than the first Accrual Period, the applicable Three-Month LIBOR, plus 0.__%, as determined by the Administrator. For the first Accrual Period, the Class A-2 Rate shall be determined by reference to the following formula:

         x + [__/__ * (y-x)] plus 0.__%, as determined by the Administrator.

         where:

         x = One-Month LIBOR, and

         y = Two-Month LIBOR,

         "CLASS B MATURITY DATE" shall mean the ____________ 20__ Distribution Date.

         "CLASS B NOTE INTEREST SHORTFALL" shall mean, with respect to any Distribution Date, the excess of (a) the Class B Noteholders' Interest Distribution Amount on the preceding Distribution Date; over (b) the amount of interest actually distributed to the Class B Noteholders on such preceding Distribution Date, plus interest on the amount of such excess interest due to the Class B Noteholders, to the extent permitted by law, at the Class B Rate from such preceding Distribution Date to the current Distribution Date.

         "CLASS B NOTE PRINCIPAL SHORTFALL" shall mean, as of the close of any Distribution Date, the excess of (a) the Class B Noteholders' Principal Distribution Amount on such Distribution Date over (b) the amount of principal actually distributed to the Class B Noteholders on such Distribution Date.

         "CLASS B NOTES" shall mean the $______________ Student Loan Asset-Backed Notes, Class B issued by the Issuer pursuant to this Indenture, substantially in the form of Exhibit B-3 thereto.

         "CLASS B RATE" shall mean, for any Accrual Period, other than the first Accrual Period, the applicable Three-Month LIBOR, plus 0.__%, as determined by the Administrator. For the first Accrual Period, the Class B Rate shall be determined by reference to the following formula:

         x + [ __/__ * (y-x)] plus 0.__% , as determined by the Administrator.

         where:

         x = One-Month LIBOR, and

         y = Two-Month LIBOR,

         "CLASS B OBLIGATIONS" shall mean Class B Notes and any Derivative Product, the priority of payment of which is equal with that of Class B Notes.

         "CLASS B NOTEHOLDER" shall mean the Person in whose name a Class B Note is registered on the Note registration books maintained by the Trustee.

         "CLASS B NOTEHOLDERS' DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the sum of the Class B Noteholders' Interest Distribution Amount and the Class B Noteholders' Principal Distribution Amount for such Distribution Date.

         "CLASS B NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the sum of (a) the amount of interest accrued at the Class B Rate for the related Accrual Period on the outstanding principal balance of the Class B Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all principal distributions to Registered Owners on such date; and (b) the Class B Note Interest Shortfall for such Distribution Date, as based on the actual number of days in such Accrual Period divided by 360.

         "CLASS B NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, the excess of (a) the sum of (i) the Principal Distribution Amount for such Distribution Date plus; (ii) the Class B Note Principal Shortfall as of the close of the preceding Distribution Date; over (b) the Class A Noteholders' Principal Distribution Amount for that Distribution Date; provided, however, that the Class B Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Class B Notes. In addition, on the Class B Maturity Date, the principal required to be distributed to the Class B Noteholders will include the amount required to reduce the outstanding principal balance of the Class B Notes to zero.

         "CLEARING AGENCY" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust and Clearing Corporation and the initial nominee for the Clearing Agency shall be Cede & Co.

         "CLEARING AGENCY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations, including applicable temporary and proposed regulations, relating to such section which are applicable to the Notes or the use of the proceeds thereof. A reference to any specific section of the Code shall be deemed also to be a reference to the comparable provisions of any enactment which supersedes or replaces the Code thereunder from time to time.

         "COLLECTION FUND" shall mean the Fund by that name created in Section 5.01(b) hereof and further described in Section 5.03 hereof.

         "COLLECTION PERIOD" shall mean, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on ___________, 200__, and with respect to each subsequent Distribution Date the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "CONTRACT OF INSURANCE" shall mean the contract of insurance between the Eligible Lender and the Secretary.

         "COUNTERPARTY" shall mean, any other third party which, at the time of entering into a Derivative Product, has at least an "AA" or "A-1" rating, or their equivalent, from a Rating Agency, and which is obligated to make Counterparty Payments under a Derivative Product.

         "COUNTERPARTY PAYMENTS" shall mean any payment to be made to, or for the benefit of, the Issuer under a Derivative Product.

         "CUSTODIAN AGREEMENT" shall mean, collectively, the custodian agreements with any Servicer or other custodian or bailee related to Financed Eligible Loans.

         "CUTOFF DATE" shall mean (i) with respect to the initial pool of Financed Eligible Loans _________ __, 200__; and (ii) with respect to subsequently acquired Eligible Loans, the date on which such loans are transferred to the Trust.

         "DATE OF ISSUANCE" shall mean ________, 200__.

         "DELAWARE TRUSTEE" shall mean _______________________ a Delaware trust company, solely in its capacity as the trustee of the Issuer under the Trust Agreement.

         "DELAWARE TRUSTEE FEE" shall mean an amount equal to ______% per annum.

         "DEPARTMENT" shall mean the United States Department of Education, an agency of the Federal government.

         "DERIVATIVE PAYMENT DATE" shall mean, with respect to a Derivative Product, any date specified in the Derivative Product on which both or either of the Issuer Derivative Payment and/or a Counterparty Payment is due and payable under the Derivative Product.

         "DERIVATIVE PRODUCT" shall mean, any other written contract or agreement between the Issuer and a Counterparty, which provides that the Issuer's obligations thereunder will be conditioned on the absence of (a) a failure by the Counterparty to make any payment required thereunder when due and payable, or (b) a default thereunder with respect to the financial status of the Counterparty, and:

                  (a) under which the Issuer is obligated to pay (whether on a net payment basis or otherwise) on one or more scheduled and specified Derivative Payment Dates, the Issuer Derivative Payments in exchange for the Counterparty's obligation to pay (whether on a net payment basis or otherwise), or to cause to be paid, to the Issuer, Counterparty Payments on one or more scheduled and specified Derivative Payment Dates in the amounts set forth in the Derivative Product;

                  (b) for which the Issuer's obligation to make Issuer Derivative Payments may be secured by a pledge of and lien on the Trust Estate on an equal and ratable basis with any class of the Issuer's Outstanding Notes and which Issuer Derivative Payments may be equal in priority with any priority classification of the Issuer's Outstanding Notes; and

                  (c) under which Counterparty Payments are to be made directly to the Trustee for deposit into the Collection Fund.

         "DERIVATIVE PRODUCT FEES" shall mean with respect to each Distribution Date, the "Fixed Rate Payments" under [Trade I] to be made by the Issuer for such date as specified in a Derivative Product.

         "DERIVATIVE PRODUCT PAYMENTS" shall mean with respect to each Distribution Date, (i) the "Floating Rate Payments" under [Trade II] to be made to a Counterparty by the Issuer for such date as specified in a Derivative Product.

         "DERIVATIVE VALUE" shall mean the value of the Derivative Product, if any, to the Counterparty, provided that such value is defined and calculated in substantially the same manner as amounts are defined and calculated pursuant to the applicable provisions of an ISDA Master Agreement.

         "DETERMINATION DATE" shall mean, with respect to the Collection Period preceding any Distribution Date or the Monthly Servicing Payment Date, as applicable, the third Business Day preceding such Distribution Date or Monthly Servicing Payment Date.

         "DISTRIBUTION DATE" shall mean, with respect to each Collection Period, the 30th day of March, June, September and December, or, if such day is not a Business Day, the immediately preceding Business Day, commencing on ___________________, 200__.

         "ELIGIBLE LENDER" shall mean any "ELIGIBLE LENDER," as defined in the Act, and which has received an eligible lender designation from the Secretary with respect to Eligible Loans made under the Act.

         "ELIGIBLE LOAN" shall mean any loan made to finance post-secondary education that is made under the Act.

         "ELIGIBLE LOAN ACQUISITION CERTIFICATE" shall mean a certificate signed by an Authorized Representative of the Issuer in substantially the form attached as Exhibit A hereto.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF BANKRUPTCY" shall mean (a) the Issuer shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or (b) an involuntary case or other proceeding shall have been commenced against the Issuer seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property provided such action or proceeding is not dismissed within 60 days.

         "EVENT OF DEFAULT" shall have the meaning specified in Article VI hereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FINANCED" or "FINANCING" when used with respect to Eligible Loans, shall mean or refer to Eligible Loans (a) acquired by the Issuer with balances in the Acquisition Fund or otherwise deposited in or accounted for in the Acquisition Fund or otherwise constituting a part of the Trust Estate and (b) Eligible Loans substituted or exchanged for Financed Eligible Loans, but does not include Eligible Loans released from the lien of this Indenture and sold or transferred, to the extent permitted by this Indenture.

         "FISCAL YEAR" shall mean the fiscal year of the Issuer as established from time to time.

         "FITCH" shall mean Fitch, Inc., its successors and assigns.

         "FUNDS" shall mean each of the Funds created pursuant to Section 5.01(a) and (b) hereof.

         "GUARANTEE" or "GUARANTEED" shall mean, with respect to an Eligible Loan, the insurance or guarantee by the Guaranty Agency pursuant to such Guaranty Agency's Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Eligible Loan allowed by the terms of the Act with respect to such Eligible Loan at the time it was originated and the coverage of such Eligible Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guaranty Agency for payments made by it on defaulted Eligible Loans insured or guaranteed by the Guaranty Agency of at least the minimum reimbursement allowed by the Act with respect to a particular Eligible Loan.

         "GUARANTEE AGREEMENTS" shall mean a guaranty or lender agreement between the Trustee and any Guaranty Agency, and any amendments thereto.

         "GUARANTY AGENCY" or "GUARANTOR" shall mean any entity authorized to guarantee student loans under the Act and with which the Trustee maintains a Guarantee Agreement.

         "HIGHEST PRIORITY OBLIGATIONS" shall mean at any time when Class A Obligations are Outstanding, the Class A Obligations and at any time when no Class A Obligations are Outstanding, the Class B Obligations.

         "INDENTURE" shall mean this Indenture of Trust, including all supplements and amendments hereto.

         "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Trust, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons; (b) does not have any direct financial interest or any material indirect financial interest in the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons; and (c) is not connected with the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, placement agent, trustee, partner, director or person performing similar functions.

         "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 9.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         "INITIAL POOL BALANCE" shall mean the Pool Balance as of the Cutoff Date, which is $_______________.

         "INITIAL PRE-FUNDED AMOUNT" shall mean $________________.

         "INSURANCE" or "INSURED" or "INSURING" shall mean, with respect to an Eligible Loan, the insuring by the Secretary (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the
Act) under the Act of 100% of the principal of and accrued interest on such Eligible Loan.

         "INTEREST BENEFIT PAYMENT" shall mean an interest payment on Eligible Loans received pursuant to the Act and an agreement with the federal government, or any similar payments.

         "INVESTMENT AGREEMENT" shall mean, collectively, any investment agreement approved by the Rating Agencies.

         "INVESTMENT SECURITIES" shall mean:

                  (a) direct obligations of, or obligations on which the timely payment of the principal of and interest on which are unconditionally and fully guaranteed by, the United States of America;

                  (b) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of 12 months or less with any bank, trust company, national banking association or other depository institution, including those of the Trustee, provided that, at the time of deposit or purchase such depository institution has commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

                  (c) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of 24 months or less, but more than 12 months, with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates, provided that, at the time of deposit or purchase such depository institution has senior debt rated "A" or higher by S&P, "P-1" or higher by Moody's and "A" or higher by Fitch, and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

                  (d) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of more than 24 months with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates, provided that, at the time of deposit or purchase such depository institution has senior debt rated "AA" or higher by S&P, "Aa2" or higher by Moody's and "AA" or higher by Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa2" by Moody's and "F-1+" by Fitch;

                  (e) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following agencies:
         Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation; the Export-Import Bank of the United States; the Federal National Mortgage Association; the Student Loan Marketing Association; the Farmers Home Administration; Federal Home Loan Banks provided such obligation is rated "AAA" by S&P, "Aaa" by Moody's and "AAA" by Fitch; or any agency or instrumentality of the United States of America which shall be established for the purposes of acquiring the obligations of any of the foregoing or otherwise providing financing therefor;

                  (f) repurchase agreements and reverse repurchase agreements, other than overnight repurchase agreements and overnight reverse repurchase agreements, with banks, including the Trustee and any of its affiliates, which are members of the Federal Deposit Insurance Corporation or firms which are members of the Securities Investors Protection Corporation, in each case whose outstanding, unsecured debt securities are rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

                  (g) overnight repurchase agreements and overnight reverse repurchase agreements at least 101% collateralized by securities described in subparagraph (a) of this definition and with a counterparty, including the Trustee and any of its affiliates, that has senior debt rated "AA" or higher by S&P, "A2" or higher by Moody's, and "A" or higher by Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch or a counterparty approved in writing by S&P, Moody's and Fitch, respectively;

                  (h) investment agreements or guaranteed investment contracts, which may be entered into by and among the Issuer and/or the Trustee and any bank, bank holding company, corporation or any other financial institution, including the Trustee and any of its affiliates, whose outstanding (i) commercial paper is rated "A-1+" by S&P, "Aa3" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of 12 months or less; (ii) unsecured long-term debt is rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa1" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of 24 months or less, but more than 12 months, or (iii) unsecured long-term debt which is rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa1" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of more than 24 months, or, in each case, by an insurance company whose claims-paying ability is so rated;

                  (i) "tax exempt bonds" as defined in Section 150(a)(6) of the Code, other than "specified private activity bonds" as defined in
         Section 57(a)(5)(C) of the Code, that are rated in the highest category by S&P, Moody's and Fitch for long-term or short-term debt or shares of a so-called money market or mutual fund rated "AAAm/AAAm-G" or higher by S&P, "Aaa" or higher by Moody's, and "AA/F1+" or higher by Fitch, that do not constitute "investment property" within the meaning of
         Section 148(b)(2) of the Code, provided that the fund has all of its assets invested in obligations of such rating quality;

                  (j) commercial paper, including that of the Trustee and any of its affiliates, which is rated in the single highest classification, "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch, and which matures not more than 270 days after the date of purchase;

                  (k) investments in a money market fund rated at least "AAAm" or "AAAm-G" by S&P, "Aaa" by Moody's and "AA" or "F-1+" by Fitch, including funds for which the Trustee or an affiliate thereof acts as investment advisor or provides other similar services for a fee;

                  (l) any Investment Agreement; and

                  (m) any other investment with a Rating Confirmation from each Rating Agency.

         "ISDA MASTER AGREEMENT" shall mean the ISDA Interest Rate and Currency Exchange Agreement, copyright 1992, as amended from time to time, and as in effect with respect to any Derivative Product.

         "ISSUER" shall mean Nelnet Student Loan Trust ______, a business trust organized and existing under the laws of the State, and any successor thereto.

         "ISSUER ORDER" shall mean a written order signed in the name of the Issuer by an Authorized Representative.

         "ISSUER DERIVATIVE PAYMENT" shall mean, collectively the Derivative Product Fees and the Derivative Product Payments required to be made by or on behalf of the Issuer due to a Counterparty pursuant to a Derivative Product.

         "LIBOR DETERMINATION DATE" shall mean, for each Accrual Period, the second business day before the beginning of that Accrual Period.

         "LIQUIDATED FINANCED ELIGIBLE LOAN" shall mean any defaulted Financed Eligible Loan liquidated by the Servicer (which shall not include any Financed Eligible Loan on which payments are received from a Guaranty Agency) or which the Servicer has, after using all reasonable efforts to realize upon such Financed Eligible Loan, determined to charge off.

         "LIQUIDATION PROCEEDS" shall mean, with respect to any Liquidated Financed Eligible Loan which became a Liquidated Financed Eligible Loan during the current Collection Period in accordance with the Servicer's customary servicing procedures, the moneys collected in respect of the liquidation thereof from whatever source, other than moneys collected with respect to any Liquidated Financed Eligible Loan which was written off in prior Collection Periods or during the current Collection Period, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Financed Eligible Loan.

         "MASTER PROMISSORY NOTE" shall mean a Master Promissory Note in the form mandated by Section 432(m)(1) of the Higher Education Act, as added by Pub.
L. 105-244ss.427, 112 Stat. 1702 (1998), as amended by Public Law No: 106-554
(enacted December 21, 2000) and as codified in 20 U.S.C.ss.1082(m)(1).

         "MPN LOAN" shall mean a loan originated pursuant to the Federal Family Education Loan Program and the Act and evidenced by a Master Promissory Note.

         "MATURITY" when used with respect to any Note, shall mean the date on which the principal thereof becomes due and payable as therein or herein provided, whether at its Note Final Maturity Date, by earlier redemption, by declaration of acceleration, or otherwise.

         "MINIMUM PURCHASE AMOUNT" shall mean, on any Distribution Date, an amount that would be sufficient to (a) reduce the Outstanding Amount of each class of Notes on such Distribution Date to zero; and (b) pay to the respective Registered Owners the Class A Noteholders' Interest Distribution Amount and the Class B Noteholders' Interest Distribution Amount payable on such Distribution Date.

         "MONTHLY SERVICING PAYMENT DATE" shall mean the thirtieth day of each calendar month (except for the month of February, in which case it shall mean the twenty-eighth day of such month) or, if such day is not a Business Day, the immediately preceding Business Day, commencing on May 30, 2002.

         "MOODY'S" shall mean Moody's Investors Service, its successors and assigns.

         "NOTEHOLDER" shall mean, (i) with respect to a book-entry Note, the Person who is the owner of such book-entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency); and (ii) with respect to Notes held in definitive form pursuant to
Section 2.09 hereof, the Person in whose name a Note is registered in the Note registration books of the Trustee..

         "NOTE FINAL MATURITY DATE" for a class of Notes shall mean the Class A-1 Maturity Date, the Class A-2 Maturity Date or the Class B Maturity Date, as applicable.

         "NOTE POOL FACTOR" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of a class of Notes divided by the original outstanding principal balance of such class of Notes. The Note Pool Factor for each class will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor for each class will decline to reflect reductions in the outstanding principal balance of that class of Notes.

         "NOTE RATES" shall mean, with respect to any Accrual Period, the Class A-1 Rate, the Class A-2 Rate and the Class B Rate for such Accrual Period, respectively.

         "NOTES" shall mean, collectively, the Class A Notes and the Class B Notes.

         "OBLIGATIONS" shall mean Class A Obligations and Class B Obligations.

         "OFFICERS' CERTIFICATE" means (a) in the case of the Trust, a certificate signed by any two Authorized Officers of the Delaware Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 9.01 of the Indenture; and (b) in the case of the Seller, the Administrator or the Servicer, a certificate signed by any two Authorized Officers of the Seller, the Administrator or the Servicer, as applicable.

         "ONE-MONTH LIBOR."  See "Three-Month LIBOR," below.

         "OPINION OF COUNSEL" means (a) with respect to the Trust, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Delaware Trustee, the Trust, the Seller or an Affiliate of the Seller and who shall be satisfactory to the Trustee, and which opinion or opinions shall be addressed to the Trustee as Trustee, shall comply with any applicable requirements of Section 9.01 of this Indenture and shall be in form and substance satisfactory to the Trustee; and
(b) with respect to the Seller, the Administrator or the Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator or the Servicer, which counsel shall be acceptable to the Trustee and the Delaware Trustee.

         "OUTSTANDING" shall mean, when used in connection with any Note, a Note which has been executed and delivered pursuant to this Indenture which at such time remains unpaid as to principal or interest, when used in connection with a Derivative Product, a Derivative Product which has not expired or been terminated, unless provision has been made for such payment pursuant to Section
10.02 hereof, excluding Notes which have been replaced pursuant to Section 2.03 hereof.

         "OUTSTANDING AMOUNT" shall mean the aggregate principal amount of all Notes Outstanding at the date of determination.

         "PERSON" shall mean an individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization, or government or agency or political subdivision thereof.

         "POOL BALANCE" shall mean as of any date the aggregate principal balance of the Financed Eligible Loans on such date (including accrued interest thereon to the extent such interest is expected to be capitalized), after giving effect to the following, without duplication: (a) all payments received by the Issuer through such date from or on behalf of obligors on such Financed Eligible Loans; (b) the balance in the Pre-Funding Account, if any; (c) all Purchase Amounts on Financed Eligible Loans received by the Issuer through such date from the Seller or the Servicer; (d) all Liquidation Proceeds and Realized Losses on Financed Eligible Loans liquidated through such date; (e) the aggregate amount of adjustments to balances of Financed Eligible Loans permitted to be effected by the Servicer under the Servicing Agreement, if any, recorded through such date; and (f) the aggregate amount by which reimbursements by Guarantors of the unpaid principal balance of defaulted Financed Eligible Loans through such date are reduced from 100% to 98% or other applicable percentage, as required by the risk sharing provisions of the Act. The Pool Balance shall be calculated by the Administrator and certified to the Trustee, upon which the Trustee may conclusively rely with no duty to further examine or determine such information.

         "PRE-FUNDING ACCOUNT" shall mean the Account by such name created in the Acquisition Fund.

         "PRE-FUNDING PERIOD" shall mean the period beginning on the Date of Issuance and ending on __________, 200__ or such earlier date as the Issuer may determine by Issuer Order.

         "PRINCIPAL DISTRIBUTION AMOUNT" shall mean, (a) with respect to the initial Distribution Date, the amount by which the sum of the Outstanding Amount of the Notes exceeds the Adjusted Pool Balance as of the last day of the related Collection Period; and (b) with respect to each subsequent Distribution Date, the Adjusted Pool Balance as of the last day of the Collection Period preceding the related Collection Period less the Adjusted Pool Balance as of the last day of the related Collection Period.

         "PRINCIPAL OFFICE" shall mean the principal office of the party indicated, as set forth in Section 9.01 hereof or elsewhere in this Indenture.

         "PROGRAM" shall mean the Sponsor's program for the origination and the purchase of Eligible Loans, as the same may be modified from time to time.

         "PURCHASE AMOUNT" with respect to any Financed Eligible Loan shall mean the amount required to prepay in full such Financed Eligible Loan under the terms thereof including all accrued interest thereon.

         "RATING" shall mean one of the rating categories of Fitch, Moody's and S&P or any other Rating Agency, provided Fitch, Moody's and S&P or any other Rating Agency, as the case may be, is currently rating the Notes.

         "RATING AGENCY" shall mean, collectively, Fitch, Moody's and S&P and their successors and assigns or any other Rating Agency requested by the Issuer to maintain a Rating on any of the Notes.

         "RATING CONFIRMATION" shall mean a letter from each Rating Agency then providing a Rating for any of the Notes, confirming that the action proposed to be taken by the Issuer will not, in and of itself, result in a downgrade of any of the Ratings then applicable to the Notes, or cause any Rating Agency to suspend or withdraw the Ratings then applicable to the Notes.

         "RECORD DATE" shall mean, with respect to a Distribution Date, the close of business on the day preceding such Distribution Date.

         "REFERENCE BANKS" shall mean four major banks in the London interbank market selected by the Administrator.

         "REGISTERED OWNER" shall mean any Noteholder, and, with respect to a Derivative Product, any Counterparty, unless the context otherwise requires.

         "REGULATIONS" shall mean the Regulations promulgated from time to time by the Secretary or any Guaranty Agency guaranteeing Financed Eligible Loans.

         "RESERVE FUND" shall mean the Fund by that name created in Section 5.01(c) hereof and further described in Section 5.04 hereof, including any Accounts and Subaccounts created therein.

         "REVENUE" or "REVENUES" shall mean all payments, proceeds, charges, Liquidation Proceeds and other amount received by the Trustee or the Issuer from or on account of any Financed Eligible Loan (including scheduled, delinquent and advance payments of and any insurance proceeds with respect to, interest, including Interest Benefit Payments, on any Financed Eligible Loan and any Special Allowance Payment received by the Issuer with respect to any Financed Eligible Loan) and all interest earned or gain realized from the investment of amounts in any Fund or Account and all payments received by the Issuer pursuant to a Derivative Product.

         "S&P" shall mean Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

         "SECRETARY" shall mean the Secretary of the United States Department of Education or any successor to the pertinent functions thereof under the Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SECURITIES DEPOSITORY" or "DEPOSITORY" shall mean The Depository Trust and Clearing Corporation and its successors and assigns or if, (a) the then Securities Depository resigns from its functions as depository of the Notes or
(b) the Issuer discontinues use of the Securities Depository, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Notes and which is selected by the Issuer with the consent of the Trustee.

         "SELLER" shall mean Nelnet Student Loan Funding, LLC, and its successors and assigns.

         "SERVICER" shall mean NELnet, Inc. and any other additional servicer or successor servicer or subservicer selected by the Issuer, including an affiliate of the Issuer, so long as the Issuer obtains a Rating Confirmation as to each such other servicer or subservicer.

         "SERVICING AGREEMENT" shall mean the Servicing Agreement dated as of ________, 200__, by and among the Issuer, the Servicer and Administrator.

         "SERVICING FEE" shall mean the fees and expenses due to the Servicer under the terms of the Servicing Agreement and the fees and expenses due to any custodian under the terms of a Custodian Agreement.

         "SPECIAL ALLOWANCE PAYMENTS" shall mean the special allowance payments authorized to be made by the Secretary by Section 438 of the Act, or similar allowances, if any, authorized from time to time by federal law or regulation.

         "SPECIFIED RESERVE FUND BALANCE" shall mean, with respect to any Distribution Date, the greater of (a) 0.25% of the Pool Balance as of the close of business on the last day of the related Collection Period; and (b) $_______________; provided that in no event will such balance exceed the sum of the outstanding principal amount of the Notes.

         "SPONSOR" shall mean Nelnet Student Loan Funding, LLC, and its successors and assigns and any other Person or Persons as may become a Sponsor pursuant to the terms of the Trust Agreement.

         "STATE" shall mean the State of Delaware.

         "STUDENT LOAN PURCHASE AGREEMENT" shall mean, collectively, (i) the Student Loan Purchase Agreement dated as of _________, 200__ between the Issuer and the Seller and (ii) each additional student loan purchase agreement entered into between the Issuer and the Seller for the purchase of Eligible Loans during the Pre-Funding Period.

         "SUBACCOUNT" shall mean any of the subaccounts which may be created and established within any Account by this Indenture.

         "SUPPLEMENTAL INDENTURE" shall mean an agreement supplemental hereto executed pursuant to Article VIII hereof.

         "TELERATE PAGE 3750" shall mean the display page so designated on the Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "THREE-MONTH LIBOR," "ONE-MONTH LIBOR" and "TWO-MONTH LIBOR" shall mean, with respect to any Accrual Period, the London interbank offered rate for deposits in U.S. dollars having the Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If this rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the index maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on that LIBOR Determination Date, to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each Reference Bank to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York time, on that LIBOR Determination Date, for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount of not less than U.S. $1,000,000. If the banks selected as described above are not providing quotations, Three-Month LIBOR in effect for the applicable Accrual Period will be Three-Month LIBOR in effect for the previous Accrual Period.

         "TRUST" shall mean the Nelnet Student Loan Trust __________.

         "TRUST ESTATE" shall mean the property described as such in the granting clauses hereto.

         "TRUST AGREEMENT" shall mean the Trust Agreement dated as of _________, 200__ by and between the Sponsor and the Delaware Trustee, as may be amended pursuant to the terms thereof.

         "TRUST INDENTURE ACT" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed, except as provided in Section 8.05.

         "TRUSTEE" shall mean ____________________________, acting in its capacity as Trustee and eligible lender trustee under this Indenture, or any successor trustee designated pursuant to this Indenture.

         "TRUSTEE FEE" shall mean an amount equal to ____% per annum.

         "TWO-MONTH LIBOR."  See "Three-Month LIBOR" above.

         Words importing the masculine gender include the feminine gender, and words importing the feminine gender include the masculine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Indenture.

                                   ARTICLE II

                NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES
                          AND USE OF PROCEEDS OF NOTES

SECTION 2.01. NOTE DETAILS. The Notes, together with the Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibit B, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Representatives executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit B are part of the terms of this Indenture.

         SECTION 2.02. EXECUTION, AUTHENTICATION AND DELIVERY OF NOTES. The Notes shall be executed in the name and on behalf of the Issuer by the manual or facsimile signature of an Authorized Representative. Any Note may be signed (manually or by facsimile) or attested on behalf of the Issuer by any Person who, at the date of such act, shall hold the proper office or position , notwithstanding that at the date of authentication, issuance or delivery, such person may have ceased to hold such office or position.

         The Trustee shall upon Issuer Order authenticate and deliver Notes for original issue in an aggregate principal amount of $_______________. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.04 hereof. The Trustee shall furnish an Officer's Certificate of the Trust complying with the requirements of Section
9.01 of this Indenture, stating that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with, and any other statements therein required by a person signing an Officer's Certificate by TIA Section 314(c).

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in Section
2.05 hereof.

         SECTION 2.03. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; PERSONS TREATED AS REGISTERED OWNERS. The Issuer shall cause books for the registration and for the transfer of the Notes as provided in this Indenture to be kept by the Trustee which is hereby appointed the transfer agent of the Issuer for the Notes. Notwithstanding such appointment and with the prior written consent of the Issuer, the Trustee is hereby authorized to make any arrangements with other institutions which it deems necessary or desirable in order that such institutions may perform the duties of transfer agent for the Notes. Upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

         Notes may be exchanged at the Principal Office of the Trustee for a like aggregate principal amount of fully registered Notes of the same series, subseries, if any, interest rate and maturity in authorized denominations. The Issuer shall execute and the Trustee shall authenticate and deliver Notes which the Registered Owner making the exchange is entitled to receive, bearing numbers not contemporaneously outstanding. The execution by the Issuer of any fully registered Note of any authorized denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such fully registered Note.

         The Trustee shall not be required to transfer or exchange any Note during the period of 15 business days next preceding the mailing of notice of redemption as herein provided. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

         As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Registered Owner thereof or his legal representative but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

         Each Registered Owner and each transferee of a Note shall be deemed to represent and warrant that either (a) it is not acquiring the Note directly or indirectly for, or on behalf of, an ERISA plan or any entity whose underlying assets are deemed to be plan assets of such ERISA plan or (b) (i) the acquisition and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar law and (ii) if the Notes are subsequently deemed to be "plan assets" pursuant to the regulations set forth at 29 C.F.R. ss. 2510.3-101, it will promptly dispose of the Notes.

         The Trustee shall require the payment by any Registered Owner requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange, other than exchanges pursuant to
Section 2.07 hereof.

         SECTION 2.04. LOST, STOLEN, DESTROYED AND MUTILATED NOTES. Upon receipt by the Trustee of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and, in the case of a lost, stolen or destroyed Note, of indemnity satisfactory to it, and upon surrender and cancellation of the Note, if mutilated, (a) the Issuer shall execute, and the Trustee shall authenticate and deliver, a replacement Note of the same interest rate, maturity and denomination in lieu of such lost, stolen, destroyed or mutilated Note or (b) if such lost, stolen, destroyed or mutilated Note shall have matured or have been called for redemption or shall within 15 days be due and payable, in lieu of executing and delivering a new Note as aforesaid, the Issuer may pay such Note. Any such new Note shall bear a number not contemporaneously outstanding. The applicant for any such new Note may be required to pay all taxes and governmental charges and all expenses and charges of the Issuer and of the Trustee in connection with the issuance of such Note. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, lost or stolen Notes, negotiable instruments or other securities.

         SECTION 2.05. TRUSTEE'S AUTHENTICATION CERTIFICATE. The Trustee's authentication certificate upon any Notes shall be substantially in the form attached to the Notes. No Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer or signatory of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Notes issued hereunder.

         SECTION 2.06. CANCELLATION AND DESTRUCTION OF NOTES BY THE TRUSTEE. Whenever any Outstanding Notes shall be delivered to the Trustee for the cancellation thereof pursuant to this Indenture, upon payment of the principal amount and interest represented thereby, or for replacement pursuant to Section
2.03 hereof, such Notes shall be promptly cancelled and, within a reasonable time, cremated or otherwise destroyed by the Trustee and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer.

         SECTION 2.07. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Issuer may execute and the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be issuable as fully registered Notes without coupons, of any denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every temporary Note shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. As promptly as practicable the Issuer shall execute and shall furnish definitive Notes and thereupon temporary Notes may be surrendered in exchange therefor without charge at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Notes a like aggregate principal amount of definitive Notes. Until so exchanged the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

         SECTION 2.08. ISSUANCE OF NOTES. The Issuer shall have the authority, upon complying with the provisions of this Section, to issue and deliver the Notes which shall be secured by the Trust Estate. In addition, the Issuer may enter into any Derivative Products it deems necessary or desirable with respect to any or all of the Notes.

         SECTION 2.09. DEFINITIVE NOTES. If (a) the Administrator advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a successor; (b) the Administrator at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (c) after the occurrence of an Event of Default, or a default by the Servicer or the Administrator under the Servicing Agreement or the Administrative Services Agreement, respectively, Noteholders representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency (which shall then notify the Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Noteholders, then the Trustee shall cause the Clearing Agency to notify all Noteholders, through the Clearing Agency, of the occurrence of any such event and of the availability of definitive Notes to Noteholders requesting the same. Upon surrender to the Trustee of the typewritten Notes representing the book-entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of definitive Notes, the Trustee shall recognize the holders of the definitive Notes as Registered Owners.

         SECTION 2.10. PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) The Notes shall accrue interest as provided in the forms of Notes set forth in Exhibit B, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 4.01 hereof. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the records of the Trustee on such Record Date, except that, unless definitive Notes have been issued pursuant to Section 2.09, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Note Final Maturity Date for such Note which shall be payable as provided below.

                  (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of Note set forth in Exhibit B. Notwithstanding the foregoing, the entire unpaid principal amount of each class of the Notes shall be due and payable, if not previously paid, on the Note Final Maturity Date for such class of Notes and on the date on which an Event of Default shall have occurred and be continuing if the Trustee or the Registered Owners of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02. All principal payments on the Notes shall be made pro rata to the Registered Owners entitled thereto, subject, however, to the last paragraph of Section 5.03 hereof. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                                  ARTICLE III

                 PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS;
                             AND DERIVATIVE PRODUCTS

         SECTION 3.01. PARITY AND PRIORITY OF LIEN. The provisions, covenants and agreements herein set forth to be performed by or on behalf of the Issuer shall be for the equal benefit, protection and security of the Registered Owners of any and all of the Obligations, all of which, shall be of equal rank without preference, priority or distinction of any of the Obligations over any other thereof, except as expressly provided in this Indenture with respect to certain payment and other priorities.

         SECTION 3.02. OTHER OBLIGATIONS. The Revenues and other moneys, Financed Eligible Loans, securities, evidences of indebtedness, interests, rights and properties pledged under this Indenture are and will be owned by the Issuer free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, of equal rank with or subordinate to the respective pledges created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Issuer to that end has been duly and validly taken. If any Financed Eligible Loan is found to have been subject to a lien at the time such Financed Eligible Loan was acquired, the Issuer shall cause such lien to be released, shall purchase such Financed Eligible Loan from the Trust Estate for a purchase price equal to its principal amount plus any unamortized premium, if any, and interest accrued thereon or shall replace such Financed Eligible Loan with another Eligible Loan with substantially identical characteristics which replacement Eligible Loan shall be free and clear of liens at the time of such replacement. Except as otherwise provided herein, the Issuer shall not create or voluntarily permit to be created any debt, lien, or charge on the Financed Eligible Loans which would be on a parity with, subordinate to, or prior to the lien of this Indenture; shall not do or omit to do or suffer to be done or omitted to be done any matter or things whatsoever whereby the lien of this Indenture or the priority of such lien for the Obligations hereby secured might or could be lost or impaired; and will pay or cause to be paid or will make adequate provisions for the satisfaction and discharge of all lawful claims and demands which if unpaid might by law be given precedence to or any equality with this Indenture as a lien or charge upon the Financed Eligible Loans; provided, however, that nothing in this subsection (c) shall require the Issuer to pay, discharge, or make provision for any such lien, charge, claim, or demand so long as the validity thereof shall be by it in good faith contested, unless thereby, in the opinion of the Trustee, the same will endanger the security for the Obligations; and provided further that any subordinate lien hereon (i.e., subordinate to the lien securing the Class A Obligations and the Class B Obligations) shall be entitled to no payment from the Trust Estate, nor may any remedy be exercised with respect to such subordinate lien against the Trust Estate until all Obligations have been paid or deemed paid hereunder.

         SECTION 3.03. DERIVATIVE PRODUCTS; COUNTERPARTY PAYMENTS; ISSUER DERIVATIVE PAYMENTS. The Issuer hereby authorizes and directs the Trustee to acknowledge and agree to any Derivative Product hereafter entered into by the Issuer and a Counterparty under which (a) the Issuer may be required to make, from time to time, Issuer Derivative Payments and (b) the Trustee may receive, from time to time, Counterparty Payments for the account of the Issuer. No Derivative Product shall be entered into unless the Trustee shall have received a Rating Confirmation from each Rating Agency that such Derivative Product will not adversely affect the Rating on any of the Notes.

                                   ARTICLE IV

                       PROVISIONS APPLICABLE TO THE NOTES;
                              DUTIES OF THE ISSUER

         SECTION 4.01. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants that it will promptly pay, but solely from the Trust Estate, the principal of and interest, if any, on each and every Obligation issued under the provisions of this Indenture at the places, on the dates and in the manner specified herein and in said Obligations according to the true intent and meaning thereof. The Obligations shall be and are hereby declared to be payable from and equally secured by an irrevocable first lien on and pledge of the properties constituting the Trust Estate, subject to the application thereof as permitted by this Indenture, but in no event shall the Registered Owners or any Counterparty have any right to possession or control of any Financed Eligible Loans, which shall be held only by the Trustee or its agent or bailee.

         SECTION 4.02. COVENANTS AS TO ADDITIONAL CONVEYANCES. At any and all times, the Issuer will duly execute, acknowledge, and deliver, or will cause to be done, executed, and delivered, all and every such further acts, conveyances, transfers, and assurances in law as the Trustee shall reasonably require for the better conveying, transferring, and pledging and confirming unto the Trustee, all and singular, the properties constituting the Trust Estate hereby transferred and pledged, or intended so to be transferred and pledged.

         SECTION 4.03. FURTHER COVENANTS OF THE ISSUER

                  (a) The Issuer will cause financing statements and continuation statements with respect thereto at all times to be filed in the office of the Secretary of State of the State and any other jurisdiction necessary to perfect and maintain the security interest granted by the Issuer hereunder.

                  (b) The Issuer will duly and punctually keep, observe and perform each and every term, covenant, and condition on its part to be kept, observed, and performed, contained in this Indenture and the other agreements to which the Issuer is a party pursuant to the transactions contemplated herein, including but not limited to the Basic Documents, and will punctually perform all duties required by the Trust Agreement and the laws of the State.

                  (c) The Issuer shall be operated on the basis of its Fiscal Year.

                  (d) The Issuer shall cause to be kept full and proper books of records and accounts, in which full, true, and proper entries will be made of all dealings, business, and affairs of the Issuer which relate to the Notes and any Derivative Product.

                  (e) The Issuer, upon written request of the Trustee, will permit at all reasonable times the Trustee or its agents, accountants, and attorneys, to examine and inspect the property, books of account, records, reports, and other data relating to the Financed Eligible Loans, and will furnish the Trustee such other information as it may reasonably request. The Trustee shall be under no duty to make any such examination unless requested in writing to do so by the Registered Owners of 66% in collective aggregate principal amount of the Notes at the time Outstanding, and unless such Registered Owners shall have offered the Trustee security and indemnity satisfactory to it against any costs, expenses and liabilities which might be incurred thereby.

                  (f) The Issuer shall cause an annual audit to be made by an independent auditing firm of national reputation and file one copy thereof with the Trustee and each Rating Agency within 150 days of the close of each Fiscal Year. The Trustee shall be under no obligation to review or otherwise analyze such audit.

                  (g) The Issuer covenants that all Financed Eligible Loans upon receipt thereof shall be delivered to the Trustee or its agent or bailee to be held pursuant to this Indenture and pursuant to the Servicing Agreement or a Custodian Agreement.

                  (h) Notwithstanding anything to the contrary contained herein, except upon the occurrence and during the continuance of an Event of Default hereunder, the Issuer hereby expressly reserves and retains the privilege to receive and, subject to the terms and provisions of this Indenture, to keep or dispose of, claim, bring suits upon or otherwise exercise, enforce or realize upon its rights and interest in and to the Financed Eligible Loans and the proceeds and collections therefrom, and neither the Trustee nor any Registered Owner shall in any manner be or be deemed to be an indispensable party to the exercise of any such privilege, claim or suit and the Trustee shall be under no obligation whatsoever to exercise any such privilege, claim or suit; provided, however, that the Trustee shall have and retain possession or control of the Financed Eligible Loans pursuant to Section 5.02 hereof (which Financed Eligible Loans may be held by the Trustee's agent or bailee) so long as such loans are subject to the lien of this Indenture.

                  (i) The Issuer shall notify the Trustee and each Rating Agency in writing prior to entering into any Derivative Product.

         SECTION 4.04. ENFORCEMENT OF SERVICING AGREEMENTS. The Issuer shall comply with and shall require the Servicer to comply with the following whether or not the Issuer is otherwise in default under this Indenture:

                  (a) cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all amounts due the Issuer thereunder, including without limitation all principal and interest payments, and Guarantee payments which relate to any Financed Eligible Loans and cause the Servicer to specify whether payments received by it represent principal or interest;

                  (b) not permit the release of the obligations of any Servicer under any Servicing Agreement except in conjunction with amendments or modifications permitted by (h) below;

                  (c) at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Registered Owners under or with respect to each Servicing Agreement;

                  (d) at its own expense, the Issuer shall duly and punctually perform and observe each of its obligations to the Servicer under the Servicing Agreement in accordance with the terms thereof;

                  (e) the Issuer agrees to give the Trustee prompt written notice of each default on the part of the Servicer of its obligations under the Servicing Agreement coming to the Issuer's attention;

                  (f) the Issuer shall not waive any default by the Servicer under the Servicing Agreement without the written consent of the Trustee;

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                  (g) the Issuer shall cause the Servicer to deliver to the
         Trustee and the Issuer, on or before June 30 of each year, beginning with _______, 200__, a certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under the supervision of the officer signing such certificate and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and statue thereof. The Issuer shall send copies of such annual certificate of the Servicer to each Rating Agency; and

                  (h) not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Registered Owners. The Issuer shall be entitled to receive and rely upon an opinion of its counsel that any such amendment or modification will not materially adversely affect the rights or security of the Registered Owners.

         SECTION 4.05. PROCEDURES FOR TRANSFER OF FUNDS. In any instance where this Indenture requires a transfer of funds or money from one Fund to another, a transfer of ownership in investments or an undivided interest therein may be made in any manner agreeable to the Issuer and the Trustee, and in the calculation of the amount transferred, interest on the investment which has or will accrue before the date the money is needed in the fund to which the transfer is made shall not be taken into account or considered as money on hand at the time of such transfer.

         SECTION 4.06. ADDITIONAL COVENANTS WITH RESPECT TO THE ACT. The Issuer covenants that it will cause the Trustee to be, or replace the Trustee with, an Eligible Lender under the Act, that it will acquire or cause to be acquired Eligible Loans originated and held only by an Eligible Lender and that it will not dispose of or deliver any Financed Eligible Loans or any security interest in any such Financed Eligible Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of Guaranteed Eligible Loans; provided, however, that nothing above shall prevent the Issuer from delivering the Eligible Loans to the Servicer or the Guarantee Agency. The Registered Owners of the Notes shall not in any circumstances be deemed to be the owner or holder of the Guaranteed Eligible Loans.

         The Issuer, or the Administrator on behalf of the Issuer, shall be responsible for each of the following actions with respect to the Act:

                  (a) the Issuer, or the Administrator on behalf of the Issuer, shall be responsible for dealing with the Secretary with respect to the rights, benefits and obligations under the Certificates of Insurance and the Contract of Insurance, and the Issuer shall be responsible for dealing with the Guarantee Agencies with respect to the rights, benefits and obligations under the Guarantee Agreements with respect to the Financed Eligible Loans;

                  (b) the Issuer, or the Administrator on behalf of the Issuer, shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Eligible Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder;

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

                  (c) the Issuer, or the Administrator on behalf of the Issuer, shall cause the Financed Eligible loans to be serviced by entering into the Servicing Agreement or other agreement with the Servicer for the collection of payments made for, and the administration of the accounts of, the Financed Eligible Loans;

                  (d) the Issuer, or the Administrator on behalf of the Issuer, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Act and any regulations or rulings thereunder, with respect to the Financed Eligible Loans;

                  (e) the Issuer, or the Administrator on behalf of the Issuer, shall cause the benefits of the Guarantee Agreements, the Interest Subsidy Payments and the Special Allowance Payments to flow to the Trustee. The Trustee shall have no liability for actions taken at the direction of the Issuer or the Administrator, except for negligence or willful misconduct in the performance of its express duties hereunder. The Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans; and

                  (f) the Issuer, or the Administrator on behalf of the Issuer, shall cause each Financed Eligible Loan evidenced by a Master Promissory Note in the form mandated by Section 432(m)(1) of the Act to be acquired pursuant to a Student Loan Purchase Agreement with a Seller containing language similar to the following:

                           "The Seller hereby represents and warrants that the
                  Seller is transferring all of its right title and interest in the MPN Loan to the Trustee, that it has not assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that the Seller has reacquired) to any person other than the Trustee, and that no prior holder of the MPN Loan has assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Seller. The Seller hereby covenants that the Seller shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder. The Seller hereby authorizes the Trustee to file a UCC-1 financing statement identifying the Seller as debtor and the Trustee as secured party and describing the MPN Loan sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Trustee's interest in the MPN Loans and shall not be deemed to contradict the express intent of the Seller and the Trustee that the transfer of MPN Loans under this Agreement is an absolute assignment of such MPN Loans and is not a transfer of such MPN Loans as security for a debt."

         The Trustee shall not be deemed to be the designated agent for the purposes of this Section 4.06 unless it has agreed in writing to be such agent.

         SECTION 4.07. FINANCED ELIGIBLE LOANS; COLLECTIONS THEREOF; ASSIGNMENT THEREOF. The Issuer, through the Servicer, shall diligently collect all principal and interest payments on all Financed Eligible Loans, and all Interest Benefit Payments, insurance, guarantee and default claims and Special Allowance Payments which relate to such Financed Eligible Loans. The Issuer shall cause the filing and assignment of such claims (prior to the timely filing deadline for such claims under the Regulations) by the Servicer. The Issuer will comply with the Act and Regulations which apply to the Program and to such Financed Eligible Loans.

         SECTION 4.08. APPOINTMENT OF AGENTS, ETC. The Issuer shall employ and appoint all employees, agents, consultants and attorneys which it may consider necessary. No member of the board of directors or officer of the Administrator, neither singly or collectively, shall be personally liable for any act or omission not willfully fraudulent or mala fide.

         SECTION 4.09. CAPACITY TO SUE. The Issuer shall have the power and capacity to sue and to be sued on matters arising out of or relating to the financing of the Financed Eligible Loans.

         SECTION 4.10. CONTINUED EXISTENCE; SUCCESSOR TO ISSUER. The Issuer agrees that it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a Delaware business trust, except as otherwise permitted by this Section 4.10. The Issuer further agrees that it will not (a) sell, transfer or otherwise dispose of all or substantially all, of its assets (except Financed Eligible Loans if such sale, transfer or disposition will discharge this Indenture in accordance with
Article X hereof); (b) consolidate with or merge into another entity; or (c) permit one or more other entities to consolidate with or merge into it. The preceding restrictions in (a), (b) and (c) shall not apply to a transaction if the transferee or the surviving or resulting entity, if other than the Issuer, by proper written instrument for the benefit of the Trustee, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the Issuer under this Indenture.

         If a transfer is made as provided in this Section, the provisions of this Section shall continue in full force and effect and no further transfer shall be made except in compliance with the provisions of this Section.

         SECTION 4.11. AMENDMENT OF STUDENT LOAN PURCHASE AGREEMENTS. The Issuer shall notify the Trustee in writing of any proposed amendments to any existing Student Loan Purchase Agreement. No such amendment shall become effective unless and until the Trustee consents thereto in writing. The consent of the Trustee shall not be unreasonably withheld and shall not be withheld if the Trustee receives an opinion of counsel acceptable to them that such an amendment is required by the Act and is not materially prejudicial to the Registered Owners. Notwithstanding the foregoing, however, the Trustee shall consent to an amendment from time to time so long as it is not materially prejudicial to the interests of the Registered Owners, and the Trustee may rely on an opinion of counsel to such effect.

         SECTION 4.12. REPRESENTATIONS; NEGATIVE COVENANTS.

                  (a) The Issuer hereby makes the following representations and warranties to the Trustee on which the Trustee relies in authenticating the Notes and on which the Registered Owners have relied in purchasing the Notes. Such representations and warranties shall survive the transfer and assignment of the Trust Estate to the Trustee.

                           (i) ORGANIZATION AND GOOD STANDING. The Issuer is
                  duly organized and validly existing under the laws of the State, and has the power to own its assets and to transact the business in which it presently engages.

                           (ii) DUE QUALIFICATION. The Issuer is duly qualified
                  to do business and is in good standing, and has obtained all material necessary licenses and approvals, in all jurisdictions where the failure to be so qualified, have such good standing or have such licenses or approvals would have a material adverse effect on the Issuer's business and operations or in which the actions as required by this Indenture require or will require such qualification.

                           (iii) AUTHORIZATION. The Issuer has the power,
                  authority and legal right to create and issue the Notes, to execute, deliver and perform this Indenture and to grant the Trust Estate to the Trustee and the creation and issuance of the Notes, execution, delivery and performance of this Indenture and grant of the Trust Estate to the Trustee have been duly authorized by the Issuer by all necessary business trust action.

                           (iv) BINDING OBLIGATION. This Indenture, assuming due
                  authorization, execution and delivery by the Trustee, the Notes in the hands of the Registered Owners thereof and the Issuer Derivative Payments constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

                           (v) NO VIOLATION. The consummation of the
                  transactions contemplated by this Indenture and the fulfillment of the terms hereof does not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Indenture, nor violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

                           (vi) NO PROCEEDINGS. There are no proceedings,
                  injunctions, writs, restraining orders or investigations to which the Issuer or any of such entity's affiliates is a party pending, or, to the best of such entity's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, (B) seeking to prevent the issuance of any Notes or the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of this Indenture.

                           (vii) APPROVALS. All approvals, authorizations,
                  consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required on the part of the Issuer in connection with the execution and delivery of this Indenture have been taken or obtained on or prior to the Date of Issuance.

                           (viii) PLACE OF BUSINESS. The Issuer's place of
                  business and chief executive office is located in Wilmington, Delaware and the Issuer has had no other chief executive office.

                           (ix) TAX AND ACCOUNTING TREATMENT. The Issuer intends
                  to treat the transactions contemplated by the Student Loan Purchase Agreements as an absolute transfer rather than as a pledge of the Financed Eligible Loans from the Seller for federal income tax and financial accounting purposes and the Issuer will be treated as the owner of the Financed Eligible Loans for all purposes. The Issuer further intends to treat the Notes as its indebtedness for federal income tax and financial accounting purposes.

                           (x) TAXES. The Issuer has filed (or caused to be
                  filed) all federal, state, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. There is no pending dispute with any taxing authority that, if determined adversely to the Issuer, would result in the assertion by any taxing authority of any material tax deficiency, and the Issuer has no knowledge of a proposed liability for any tax year to be imposed upon such entity's properties or assets for which there is not an adequate reserve reflected in such entity's current financial statements.

                           (xi) LEGAL NAME. The legal name of the Issuer is
                  "Nelnet Student Loan Trust ________" and has not changed since its inception. The Issuer has no trade names, fictitious names, assumed names or "dba's" under which it conducts its business and has made no filing in respect of any such name.

                           (xii) BUSINESS PURPOSE. The Issuer has acquired the
                  Financed Eligible Loans conveyed to it under a Student Loan Purchase Agreement for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as an agent of any other person. The Issuer has no subsidiaries, has adopted and operated consistently with all requirements for business trusts under the laws of the State with respect to its operations and has engaged in no other activities other than those specified in this Indenture and the Student Loan Purchase Agreements and in accordance with the transactions contemplated herein and therein.

                           (xiii) COMPLIANCE WITH LAWS. The Issuer is in
                  compliance with all applicable laws and regulations with respect to the conduct of its business and has obtained and maintains all permits, licenses and other approvals as are necessary for the conduct of its operations.

                           (xiv) VALID BUSINESS REASONS; NO FRAUDULENT
                  TRANSFERS. The transactions contemplated by this Indenture are in the ordinary course of the Issuer's business and the Issuer has valid business reasons for granting the Trust Estate pursuant to this Indenture. At the time of each such grant:
                  (A) the Issuer granted the Trust Estate to the Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Issuer; (B) the Issuer was not insolvent and did not become insolvent as a result of any such grant; (C) the Issuer was not engaged and was not about to engage in any business or transaction for which any property remaining with such entity was an unreasonably small capital or for which the remaining assets of such entity are unreasonably small in relation to the business of such entity or the transaction;
                  (D) the Issuer did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid received by the Issuer for the grant of the Trust Estate was reasonably equivalent to the value of the related grant.

                           (xv) NO MANAGEMENT OF AFFAIRS OF SELLER. The Issuer
                  is not and will not be involved in the day-to-day management of the Seller, the Administrator, the Sponsor or any affiliate.

                           (xvi) NO TRANSFERS WITH SELLER OR AFFILIATES. Other
                  than the acquisition of assets and the transfer of any Notes pursuant to this Indenture, the Issuer does not engage in and will not engage in any transactions with the Seller and affiliates, except as provided herein with respect to the Administrative Services Agreement or the payment of dividends or distributions to the Issuer's parent.

                           (xvii) ABILITY TO PERFORM. There has been no material
                  impairment in the ability of the Issuer to perform its obligations under this Indenture.

                           (xviii) FINANCIAL CONDITION. No material adverse
                  change has occurred in the Issuer's financial status since the date of its formation.

                           (xix) EVENT OF DEFAULT. No Event of Default has
                  occurred and no event has occurred that, with the giving of notice, the passage of time, or both, would become an Event of Default.

                           (xx) ACQUISITION OF FINANCED ELIGIBLE LOANS LEGAL.
                  The Issuer has complied with all applicable federal, state and local laws and regulations in connection with its acquisition of the Financed Eligible Loans from the Seller.

                           (xxi) NO MATERIAL MISSTATEMENTS OR OMISSIONS. No
                  information, certificate of an officer, statement furnished in writing or report delivered to the Trustee, the Servicer or any Registered Owner by the Issuer contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading.

         (b) The Issuer will not:

                           (i) sell, transfer, exchange or otherwise dispose of
                  any portion of the Trust Estate except as expressly permitted by this Indenture;

                           (ii) claim any credit on, or make any deduction from,
                  the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                           (iii) except as otherwise provided herein, dissolve
                  or liquidate in whole or in part, except with the prior written consent of the Trustee, and to the extent Notes remain Outstanding, approval of the Registered Owners and a Rating Confirmation;

                           (iv) permit the validity or effectiveness of this
                  Indenture, any Supplement or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;

                           (v) except as otherwise provided herein, permit any
                  lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

                           (vi) permit the lien of this Indenture not to
                  constitute a valid first priority, perfected security interest in the Trust Estate;

                           (vii) incur or assume any indebtedness or guarantee
                  any indebtedness of any Person whether secured by any Financed Eligible Loans under this Indenture or otherwise, except for such obligations as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture and unsecured trade payables in the ordinary course of its business;

                           (viii) operate such that it would be consolidated
                  with its Sponsor or any other affiliate and its separate existence disregarded in any federal or state proceeding;

                           (ix) act as agent of any Seller or, except as
                  provided in the Servicing Agreement, allow the Seller to act as its agent;

                           (x) allow the Seller or its parent or any other
                  affiliate to pay its expenses, guarantee its obligations or advance funds to it for payment of expenses; or

                           (xi) consent to the appointment of a conservator or
                  receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Issuer; or the Issuer shall not consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property; or admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

                  (c) The Issuer makes the following representations and warranties as to the Trust Estate which is granted to the Trustee hereunder on such date, on which the Trustee relies in accepting the Trust Estate. Such representations and warranties shall survive the grant of the Trust Estate to the Trustee pursuant to this Indenture:

                           (i) FINANCED ELIGIBLE LOANS. Each Financed Eligible
                  Loan acquired by the Issuer shall constitute an Eligible Loan and contain the characteristics found in a Student Loan Purchase Agreement. Notwithstanding the definition of "Eligible Loans" herein, the Issuer covenants that no more than 20% of each purchase of Eligible Loans will be made up of Eligible Loans delinquent by more than 30 days.

                           (ii) SCHEDULE OF FINANCED ELIGIBLE LOANS. The
                  information set forth in each Schedule of Financed Eligible Loans is true and correct in all material respects as of the opening of business on the Date of Issuance.

                           (iii) GRANT. It is the intention of the Issuer that
                  the transfer herein contemplated constitutes a grant of the Financed Eligible Loans to the Trustee.

                           (iv) ALL FILINGS MADE. All filings (including,
                  without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership and security interest in the Trust Estate, including the Financed Eligible Loans, have been made no later than the Date of Issuance and copies of the file-stamped financing statements shall be delivered to the Trustee within five Business Days of receipt by the Issuer or its agent from the appropriate secretary of state. The Issuer has not caused, suffered or permitted any lien, pledges, offsets, defenses, claims, counterclaims, charges or security interest with respect to the Financed Eligible Loans (other than the security interest created in favor of the Trustee) to be created.

                           (v) TRANSFER NOT SUBJECT TO BULK TRANSFER ACT. Each
                  grant of the Financed Eligible Loans by the Issuer pursuant to this Indenture is not subject to the bulk transfer act or any similar statutory provisions in effect in any applicable jurisdiction.

                           (vi) NO TRANSFER TAXES DUE. Each grant of the
                  Financed Eligible Loans (including all payments due or to become due thereunder) by the Issuer pursuant to this Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Issuer or the Seller to any federal, state or local government.

         SECTION 4.13. ADDITIONAL COVENANTS. So long as any of the Notes are
Outstanding:

                  (a) The Issuer shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Student Loan Purchase Agreements, and in connection with the issuance of Notes.

                  (b) The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity except as otherwise provided herein.

                  (c) The funds and other assets of the Issuer shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  (d) The Issuer shall not be, become or hold itself out as being liable for the debts of any other party.

                  (e) The Issuer shall not form, or cause to be formed, any subsidiaries.

                  (f) The Issuer shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

                  (g) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the statutes) inside or outside the State at such place or places as may be designated from time to time by the provisions of the Trust Agreement.

                  (h) All actions of the Issuer shall be taken by an Authorized Representative.

                  (i) The Issuer shall not amend, alter, change or repeal any provision contained in this Section 4.13 without (i) the prior written consent of the Trustee and (ii) a Rating Confirmation from each Rating Agency rating any Notes Outstanding (a copy of which shall be provided to the Trustee) that such amendment, alteration, change or repeal will have no adverse effect on the rating assigned to the Notes.

                  (j) The Issuer shall not amend its Certificate of Trust or its Trust Agreement without first obtaining the prior written consent of each Rating Agency.

                  (k) All audited financial statements of the Issuer that are consolidated with those of any affiliate thereof will contain detailed notes clearly stating that (i) all of the Issuer's assets are owned by the Issuer, and (ii) the Issuer is a separate entity with creditors who have received ownership and/or security interests in the Issuer's assets.

                  (l) The Issuer will strictly observe legal formalities in its dealings with the Seller, the Sponsor or any affiliate thereof, and funds or other assets of the Issuer will not be commingled with those of the Seller, the Sponsor or any other affiliate thereof. The Issuer shall not maintain joint bank accounts or other depository accounts to which the Seller, the Sponsor or any other affiliate has independent access. None of the Issuer's funds will at any time be pooled with any funds of the Seller, the Sponsor or any other affiliate.

                  (m) The Issuer will maintain an arm's length relationship with the Seller (and any affiliate). Any Person that renders or otherwise furnishes services to the Issuer will be compensated by the Issuer at market rates for such services it renders or otherwise furnishes to the Issuer except as otherwise provided in this Indenture. Except as contemplated in this Indenture, the Student Loan Purchase Agreements or the Servicing Agreement, the Issuer will not hold itself out to be responsible for the debts of the Seller, the parent or the decisions or actions respecting the daily business and affairs of the Seller or parent.

         SECTION 4.14. PROVIDING OF NOTICE. The Issuer, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Issuer set forth in this Indenture or the Student Loan Purchase Agreements, or of any failure on the part of the Seller to observe or perform in any material respect any covenant, representation or warranty of the Seller set forth in the Student Loan Purchase Agreements, shall promptly notify the Trustee, the Servicer and each Rating Agency of such failure.

         SECTION 4.15. CERTAIN REPORTS.

                  (a) The Issuer will:

                                    (i) file with the Trustee, within 15 days
                           after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to
                           Section 13 or Section 15(d) of the Exchange Act;

                                    (ii) file with the Trustee and the
                           Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                                    (iii) transmit by mail to the Registered
                           Owners of Notes, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and
                           (b) of this Section 4.15 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) The Trustee will:

                                    (i) Within 60 days after each December 31
                           beginning with the December 31 following the date of this Indenture, the Trustee shall mail to each Registered Owner a brief report as of such December 31 that complies with TIA Section 313(a) if required by said section. The Trustee shall also comply with TIA Section 313(b). A copy of each such report required pursuant to TIA Section 313(a) or (b) shall, at the time of such transaction to Registered Owners, be filed by the Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Trustee of such listing.

         The Trustee may conclusively rely and accept such reports from the Issuer as fulfilling the requirements of this Section 4.15, with no further duty to know, determine or examine such reports or comply with the prescribed rules and regulations of the Commission.

         SECTION 4.16. STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from an Authorized Representative including (i) a current list of the Authorized Representatives, and (ii) a statement indicating whether or not to the knowledge of the signers thereof the Issuer is in compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 4.16, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         SECTION 4.17. REPRESENTATIONS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby represents and warrants for the benefit of the Trustee and the Registered Owners as follows:

                  (a) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the States of Delaware, Nebraska and Colorado) in the Financed Eligible Loans in favor of the Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from Issuer.

                  (b) The Financed Eligible Loans constitute "accounts" within the meaning of the applicable UCC.

                  (c) The Issuer owns and has good and marketable title to the Financed Eligible Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person, other that those granted pursuant to this Indenture.

                  (d) For sale of loan participations, swaps and other "payment intangibles" (within the meaning of the applicable UCC), the Issuer has received all consents and approvals required by the terms of the Financed Eligible Loans to the sale of the Financed Eligible Loans hereunder to the Trustee.

                  (e) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Eligible Loans granted to the Trustee hereunder.

                  (f) All executed copies of each promissory note and master promissory note that constitute or evidence the Financed Eligible Loans have been delivered to either the Trustee or the Servicer (as custodian for the Trustee).

                  (g) The Issuer has received a written acknowledgment from the Servicer (as custodian for the Trustee) that the Servicer is holding the promissory notes that constitute or evidence the Financed Eligible Loans solely on behalf and for the benefit of the Trustee.

                  (h) Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Eligible Loans. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Eligible Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

         SECTION 4.18. FURTHER COVENANTS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby covenants for the benefit of the Trustee and the Registered Owners as follows:

                  (a) The representations and warranties set forth in Section
         4.17 shall survive the termination of this Indenture.

                  (b) The Trustee shall not waive any of the representations and warranties set forth in Section 4.17 above.

                  (c) The Issuer shall take all steps necessary, and shall cause the Servicers and Subservicers, if any, to take all steps necessary and appropriate, to maintain the perfection and priority of the Trustee's security interest in the Financed Eligible Loans.

                                    ARTICLE V

                                      FUNDS

         SECTION 5.01. CREATION AND CONTINUATION OF FUNDS AND ACCOUNTS. There are hereby created and established the following Funds to be held and maintained by the Trustee for the benefit of the Registered Owners:

                  (a) Acquisition Fund (including a Pre-Funding Account therein);

                  (b) Collection Fund (including a Capitalized Interest Account therein); and

                  (c) Reserve Fund.

         The Trustee is hereby authorized for the purpose of facilitating the administration of the Trust Estate and for the administration of any Notes issued hereunder to create further Accounts or Subaccounts in any of the various Funds and Accounts established hereunder which are deemed necessary or desirable.

         SECTION 5.02. ACQUISITION FUND. There shall be deposited into the Acquisition Fund moneys from proceeds of the Notes in an amount equal to $_____________. The Initial Pre-Funded Amount shall be deposited in a Pre-Funding Account to be created within the Acquisition Fund. The Trustee shall transfer any moneys which remain on the Pre-Funding Account at the end of the Pre-Funding Period to the Collection Fund. Financed Eligible Loans shall be held by the Trustee or its agent or bailee (including the Servicer) and shall be pledged to the Trust Estate and accounted for as a part of the Acquisition Fund.

         Moneys on deposit in the Acquisition Fund shall be used, upon Issuer Order, solely to (i) pay costs of issuance of the Notes and (ii) upon receipt by the Trustee of an Eligible Loan Acquisition Certificate, to acquire Eligible Loans at a price not in excess of _____%. Any such Issuer Order or Eligible Loan Acquisition Certificate shall state that such proposed use of moneys in the Acquisition Fund is in compliance with the provisions of this Indenture. If the Issuer determines that all or any portion of such moneys cannot be so used, then an Authorized Representative of the Issuer may, by Issuer Order, direct the Trustee to transfer all such moneys to the Collection Fund for use therein. Notwithstanding the foregoing, if any funds or moneys remain in the Pre-Funding Account upon the expiration of the Pre-Funding Period, then the Trustee shall, without direction from or notice to the Issuer, transfer all such remaining moneys or funds to the Collection Fund not later than the third Business Day preceding the Distribution Date immediately succeeding the expiration of the Pre-Funding Period.

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

         While the Issuer will be the beneficial owner of the Financed Eligible Loans and the Registered Owners will have a security interest therein, it is understood and agreed that the Trustee will be the legal owner thereof and will have a security interest in the Financed Eligible Loans for and on behalf of the Registered Owners. In the case of a single Financed Eligible Loan evidenced by a separate note, each such note will be held in the name of the Trustee for the account of the Issuer, for the benefit of the Registered Owners. In the case of a Financed Eligible Loan evidenced by a Master Promissory Note, the Issuer shall cause the holder of the original Master Promissory Note to indicate by book entry on its books and records that the Issuer is the owner of the Loan and that the Trustee has a security interest in the Financed Eligible Loan for the benefit of the Registered Owners.

         Except as provided in Sections 5.06, 10.03 and 10.04 hereof, Financed Eligible Loans shall not be sold, transferred or otherwise disposed of (other than for consolidation, serialization or transfer to a Guaranty Agency) by the Trustee free from the lien of this Indenture.

         SECTION 5.03. COLLECTION FUND.

                  (a) There shall be deposited into the Collection Fund $___________ from proceeds of the Notes. $__________ of such proceeds shall be deposited into a Capitalized Interest Account to be created within the Collection Fund and used to make the payments described in
         (c)(iv) and (c)(v) below during the Capitalized Interest Period to the extent moneys are not otherwise available in the Collection Fund. The Trustee shall transfer any moneys which remain in the Capitalized Interest Account at the end of the Capitalized Interest Period to the Sponsor. There shall also be deposited to the Collection Fund all Revenues derived from Financed Eligible Loans acquired by the Issuer, and all other Revenue derived from moneys or assets on deposit in the Collection Fund, the Reserve Fund, all Counterparty Payments and any other amounts deposited thereto upon receipt of an Issuer Order. Moneys on deposit in the Collection Fund shall be used to make the payments described below.

                  (b) The Administrator shall instruct the Trustee in writing no later than the third Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Certificate (in the form set forth in the Administrative Services Agreement) and the related Servicer's Report) to distribute to the Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of the Available Funds on deposit in the Collection Fund the Servicing Fee due with respect to the preceding calendar month, and the Trustee shall comply with such instructions. The Trustee may conclusively rely on the written instruction of the Administrator with no further duty to examine or determine the information contained in any Administrator's Certificate.

                  (c) The Administrator shall instruct the Trustee in writing no later than the third Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report) to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date, to the extent of (x) the amount of Available Funds in the Collection Fund and (y) the amount transferred from the Reserve Fund pursuant to Section 5.04(b)(i), in the following order of priority, and the Trustee shall comply with such instructions:

                           (i) to the Servicer, the Servicing Fee, and to the
                  Trustee and the Delaware Trustee, the Trustee Fee and the Delaware Trustee Fee, respectively, due on such Distribution Date;

                           (ii) to the Administrator, the Administration Fee due
                  on such Distribution Date and all unpaid Administration Fees from prior Distribution Dates;

                           (iii) to the Counterparties, in proportion to their
                  respective entitlements under the applicable Derivative Products without preference or priority, the Derivative Product Fees due on such Distribution Date and all unpaid Derivative Product Fees from prior Distribution Dates;

                           (iv) to the Class A-1 Noteholders and Class A-2
                  Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through (iii) above (x) during the Capitalized Interest Period, first from the Collection Fund and then from the Capitalized Interest Account and (y) after the Capitalized Interest Period or if no moneys are available in the Capitalized Interest Account, from the Collection Fund, the Class A Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A Notes in respect of Class A Noteholders' Interest Distribution Amount;

                           (v) to the Class B Noteholders, from the amount of
                  Available Funds remaining after the application of clauses (i) through (iv) above (x) during the Capitalized Interest Period, first from the Collection Fund and then from the Capitalized Interest Account and (y) after the Capitalized Interest Period or if no moneys are available in the Capitalized Interest Account, from the Collection Fund, the Class B Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable in respect of Class B Noteholders' Interest Distribution Amount;

                           (vi) to the Class A-1 Noteholders, the Class A
                  Noteholders' Principal Distribution Amount;

                           (vii) on each Distribution Date on and after which
                  the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders, the Class A Noteholders' Principal Distribution Amount;

                           (viii) on each Distribution Date on and after the
                  date on which the Class A Notes have been paid in full, to the Class B Noteholders, the Class B Noteholders' Principal Distribution Amount;

                           (ix) to the Reserve Fund, the amount, if any,
                  necessary to reinstate the balance of the Reserve Fund up to the Specified Reserve Fund Balance;

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

                           (x) to the Counterparties, in proportion to their
                  respective entitlements under the applicable Derivative Product without preference or priority, the aggregate unpaid amount of any Derivative Product Payments owing to such Counterparties, plus accrued interest, if any;

                           (xi) to the Servicer, the aggregate unpaid amount of
                  the Carryover Servicing Fee, if any;

                           (xii) in the event the Financed Eligible Loans are
                  not sold pursuant to Section 10.03, to pay as an accelerated payment of principal balance of the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Sections 5.03(c)(vi) and (c)(vii) until the principal amount of the Class A Notes is paid in full and then to the Class B Noteholders until the principal balance of the Class B Notes is reduced to zero, provided that the amount of such distribution shall not exceed the outstanding principal balance of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such date; and

                           (xiii) to the Sponsor, any remaining portion thereof. Amounts properly distributed to the Sponsor pursuant to this paragraph (xiii) shall be deemed released from the Trust Estate and the security interest therein granted to the Trustee, and the Sponsor shall in no event thereafter be required to refund any such distributed amounts.

         SECTION 5.04. RESERVE FUND.

                  (a) On the Date of Issuance, the Trustee shall deposit $___________ into the Reserve Fund. Thereafter, the Trustee shall transfer to the Reserve Fund from the Collection Fund all amounts designated for transfer thereto pursuant to Section 5.03(c)(ix) hereof.

                  (b)(i)On each Monthly Servicing Payment Date or Distribution Date, to the extent there are insufficient Available Funds in the Collection Fund to make one or more of the transfers required by Sections 5.03(b) and 5.03(c)(i) through (c)(v), then, the Administrator shall instruct the Trustee in writing to withdraw from the Reserve Fund on such Monthly Servicing Payment Date or Distribution Date, as the case may be, an amount equal to such deficiency and to deposit such amount in the Collection Fund. Additionally, if on the Note Final Maturity Date for a class of Notes, and after giving effect to the distribution of the Available Funds on such Note Final Maturity Date, the principal amount of such class of Notes will not be reduced to zero, the Administrator shall instruct the Trustee in writing to withdraw from the Reserve Fund on such Note Final Maturity Date an amount equal to the amount needed to reduce the principal amount of such class of Notes to zero and to deposit such amount in the Collection Fund.

                  (ii) After giving effect to Section 5.04(b)(i) above, if the amount on deposit in the Reserve Fund on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this clause (ii)) is greater than the Specified Reserve Fund Balance for such Distribution Date, the Administrator shall instruct the Trustee in writing:

                           (A) to pay to the Class A Noteholders out of such
                  excess in the Reserve Fund an amount equal to the Class A Note Principal Shortfall, if any; and

                           (B) to pay to the Class B Noteholders out of such
                  excess in the Reserve Fund an amount equal to the Class B Note Principal Shortfall, if any.

                  (c) In the event of a termination of a Derivative Product that requires the Issuer to make a termination payment to the applicable Counterparty, such termination payment shall be paid in the same order of priority as the Derivative Product Fee in Sections 5.03(c)(iii) and the Derivative Product Payment in Sections 5.03(c)(x), as the case may be; provided, however, that in the event that the Issuer is required to make a termination payment to a Counterparty as a result of (i) an Event of Default (as such term is defined in the Derivative Product) where the Counterparty is the Defaulting Party (as such term is defined in the Derivative Product) or (ii) a Termination Event (as such term is defined in the Derivative Product), such termination payment will be subordinate in priority to the right of the Class A Noteholders to receive the Class A Noteholders' Distribution Amount and to the Class B Noteholders to receive the Class B Noteholders' Distribution Amount and, if necessary, to the reinstatement of the balance of the Reserve Fund up to the Specified Reserve Fund Balance. In the event of a termination of a Derivative Product that requires the Issuer to make a termination payment to the applicable Counterparty except as described in the proviso above, the Administrator promptly shall notify the Rating Agencies of such requirement and, within thirty (30) days of such termination payment, shall provide to the Rating Agencies cash flows and such other financial information with respect to the Issuer as the Rating Agencies may reasonably request.

                  (d) On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and of all other amounts (other than Derivative Product Payments and Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture to Noteholders, the Trustee, the Servicer, the Administrator or the Counterparties, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Fund shall be used first to pay any unpaid Derivative Product Payments and second to pay any Carryover Servicing Fees. Any amount remaining on deposit in the Reserve Fund after such payments have been made shall be distributed to the Sponsor. The Sponsor shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.04(d).

                  (e) Anything in this Section 5.04 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Fund is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Derivative Product Payments and Carryover Servicing Fee, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Trustee in writing to make such payments.

         SECTION 5.05. INVESTMENT OF FUNDS HELD BY TRUSTEE. The Trustee shall invest money held for the credit of any Fund or Account or Subaccount held by the Trustee hereunder as directed in writing (or orally, confirmed in writing) by an Authorized Representative of the Issuer, to the fullest extent practicable and reasonable, in Investment Securities which shall mature or be redeemed at the option of the holder prior to the respective dates when the money held for the credit of such Fund or Account will be required for the purposes intended. In the absence of any such direction and to the extent practicable, the Trustee shall invest amounts held hereunder in those Investment Securities described in clause (a) of the definition of the Investment Securities. All such investments shall be held by (or by any custodian on behalf of) the Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Fund and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. The Trustee and the Issuer hereby agree that unless an Event of Default shall have occurred hereunder, the Issuer acting by and through an Authorized Representative shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Trustee with respect to any discretionary acts required or permitted of the Trustee under any Investment Securities and the Trustee shall not take such discretionary acts without such written direction.

         The Investment Securities purchased shall be held by the Trustee and shall be deemed at all times to be part of such Fund or Account or Subaccounts or combination thereof, and the Trustee shall inform the Issuer of the details of all such investments. Upon direction in writing (or orally, confirmed in writing) from an Authorized Representative of the Issuer, the Trustee shall use its best efforts to sell at the best price obtainable, or present for redemption, any Investment Securities purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund. The Trustee shall advise the Issuer in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Issuer), of all investments held for the credit of each Fund in its custody under the provisions of this Indenture as of the end of the preceding month and the value thereof, and shall list any investments which were sold or liquidated for less than the par value thereof, plus accrued but unpaid interest at the time thereof.

         Money in any Fund constituting a part of the Trust Estate may be pooled for the purpose of making investments and may be used to pay accrued interest on Investment Securities purchased. The Trustee and its affiliates may act as principal or agent in the acquisition or disposition of any Investment Securities.

         Notwithstanding the foregoing, the Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Funds held by it, fully invested at all times, its only responsibility being to comply with the investment instructions of the Issuer or its designee in a non-negligent manner.

         The Issuer acknowledges that to the extent the regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Issuer the right to receive brokerage confirmations of security transactions, the Issuer waives receipt of such confirmations.

         SECTION 5.06. RELEASE.

                  (a) The Trustee shall, upon Issuer Order and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Financed Eligible Loans from the lien of this Indenture to the extent the terms hereof permit the sale, disposition or transfer of such Financed Eligible Loans.

                  (b) Subject to the payment of its fees and expenses pursuant to Section 7.05 and 7.07, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article V shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (c) The Trustee shall, at such time as there are no Notes Outstanding and all sums due the Trustee pursuant to Section 7.05 and
         7.07 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Funds and Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 5.06(c) only upon receipt of an Issuer Order accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 9.01.

                  (d) Subject to the provisions of this Indenture, including without limitation Section 9.01, the Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                  (e) Each Registered Owner, by the acceptance of a Note, acknowledges that from time to time the Trustee shall release the lien of this Indenture on any Financed Eligible Loan to be sold to (i) the Seller in accordance with the applicable Student Loan Purchase Agreement; (ii) to the Servicer in accordance with the Servicing Agreement; and (iii) to another eligible lender holding one or more serial loans with respect to such Financed Eligible Loan, in accordance with the Servicing Agreement, and each Registered Owner, by the acceptance of a Note, consents to any such release.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         SECTION 6.01. EVENTS OF DEFAULT DEFINED. For the purpose of this Indenture, the following events are hereby defined as, and are declared to be, "Events of Default":

                  (a) default in the due and punctual payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five (5) days;

                  (b) default in the due and punctual payment of the principal of any Note when the same becomes due and payable on the related Noted Final Maturity Date;

                  (c) default in the performance or observance of any other of the covenants, agreements, or conditions on the part of the Issuer to be kept, observed, and performed contained in this Indenture or in the Notes, and continuation of such default for a period of 90 days after written notice thereof by the Trustee to the Issuer; and

                  (d) the occurrence of an Event of Bankruptcy.

         Any notice herein provided to be given to the Issuer with respect to any default shall be deemed sufficiently given if sent by registered mail with postage prepaid to the Person to be notified, addressed to such Person at the post office address as shown in Section 9.01 of this Indenture or such other address as may hereafter be given as the principal office of the Issuer in writing to the Trustee by an Authorized Representative of the Issuer. The Trustee may give any such notice in its discretion and shall give such notice if requested to do so in writing by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations at the time Outstanding ("Registered Owner Approval").

         SECTION 6.02. REMEDY ON DEFAULT; POSSESSION OF TRUST ESTATE. Subject to
Section 6.09 hereof, upon the happening and continuance of any Event of Default, the Trustee personally or by its attorneys or agents may enter into and upon and take possession of such portion of the Trust Estate as shall be in the custody of others, and all property comprising the Trust Estate, and each and every part thereof, and exclude the Issuer and its agents, servants, and employees wholly therefrom, and have, hold, use, operate, manage, and control the same and each and every part thereof, and in the name of the Issuer or otherwise, as they shall deem best, conduct the business thereof and exercise the privileges pertaining thereto and all the rights and powers of the Issuer and use all of the then existing Trust Estate for that purpose, and collect and receive all charges, income and Revenue of the same and of every part thereof, and after deducting therefrom all expenses incurred hereunder and all other proper outlays herein authorized, and all payments which may be made as just and reasonable compensation for its own services, and for the services of its attorneys, agents, and assistants, the Trustee shall apply the rest and residue of the money received by the Trustee as follows:

                           FIRST, to the Trustee and the Delaware Trustee, any
                  Trustee Fee and any Delaware Trustee Fee, respectively due and owing;

                           SECOND, to the Servicer for due and unpaid Servicing
                  Fees;

                           THIRD, to the Counterparties, in proportion to their
                  respective entitlements under the applicable Derivative Products without preference or priority, for any due and unpaid Derivative Product Fees;

                           FOURTH, to the Class A Noteholders for amounts due
                  and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for such interest;

                           FIFTH, to Class A Noteholders for amounts due and
                  unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

                           SIXTH, to the Class B Noteholders for amounts due and
                  unpaid on the Class B Notes for interest;

                           SEVENTH, to the Class B Noteholders for amounts due
                  and unpaid on the Class B Notes for principal, ratably without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal;

                           EIGHTH, to the Counterparties, in proportion to the
                  respective entitlements under the applicable Derivative Products without preference or priority, for any due and unpaid Derivative Product Payments;

                           NINTH, to the Servicer, for any unpaid Carryover
                  Servicing Fees; and

                           TENTH, to the Issuer, for distribution in accordance
                  with the terms of the Administrative Services Agreement and the Trust Agreement.

         The Trustee may fix a record date and payment date for any payment to Registered Owners pursuant to this Section 6.02. At least 15 days before such record date, the Trustee shall mail to each Registered Owner and the Issuer a notice that states the record date, the payment date and the amount to be paid.

         SECTION 6.03. REMEDIES ON DEFAULT; ADVICE OF COUNSEL. Upon the happening of any Event of Default, the Trustee may proceed to protect and enforce the rights of the Trustee and the Registered Owners in such manner as counsel for the Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as, in the opinion of such counsel, may be more effectual to protect and enforce the rights aforesaid.

         SECTION 6.04. REMEDIES ON DEFAULT; SALE OF TRUST ESTATE. Upon the happening of any Event of Default and if the principal of all of the Outstanding Obligations shall have been declared due and payable, then and in every such case, and irrespective of whether other remedies authorized shall have been pursued in whole or in part, the Trustee may sell, with or without entry, to the highest bidder the Trust Estate, and all right, title, interest, claim and demand thereto and the right of redemption thereof, at any such place or places, and at such time or times and upon such notice and terms as may be required by law. Upon such sale the Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all Persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. The Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Issuer, in its name and stead, to make and execute all bills of sale, instruments of assignment and transfer and such other documents of transfer as may be necessary or advisable in connection with a sale of all or part of the Trust Estate, but the Issuer, if so requested by the Trustee, shall ratify and confirm any sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be necessary, or in the judgment of the Trustee, proper for the purpose which may be designated in such request. In addition, the Trustee may proceed to protect and enforce the rights of the Trustee and the Registered Owners of the Obligations in such manner as counsel for the Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as may in the opinion of such counsel, be more effectual to protect and enforce the rights aforesaid. The Trustee shall take any such action or actions if requested to do so in writing by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations at the time Outstanding.

         SECTION 6.05. APPOINTMENT OF RECEIVER. In case an Event of Default occurs, and if all of the Outstanding Obligations shall have been declared due and payable and in case any judicial proceedings are commenced to enforce any right of the Trustee or of the Registered Owners under this Indenture or otherwise, then as a matter of right, the Trustee shall be entitled to the appointment of a receiver of the Trust Estate and of the earnings, income or Revenue, rents, issues and profits thereof with such powers as the court making such appointments may confer.

         SECTION 6.06. RESTORATION OF POSITION. In case the Trustee shall have proceeded to enforce any rights under this Indenture by sale or otherwise, and such proceedings shall have been discontinued, or shall have been determined adversely to the Trustee, then and in every such case to the extent not inconsistent with such adverse decree, the Issuer, the Trustee and the Registered Owners shall be restored to their former respective positions and the rights hereunder in respect to the Trust Estate, and all rights, remedies, and powers of the Trustee and of the Registered Owners shall continue as though no such proceeding had been taken.

         SECTION 6.07. PURCHASE OF PROPERTIES BY TRUSTEE OR REGISTERED OWNERS. In case of any such sale of the Trust Estate, any Registered Owner or Registered Owners or committee of Registered Owners or the Trustee, may bid for and purchase such property and upon compliance with the terms of sale may hold, retain possession, and dispose of such property as the absolute right of the purchaser or purchasers without further accountability and shall be entitled, for the purpose of making any settlement or payment for the property purchased, to use and apply any Obligations hereby secured and any interest thereon due and unpaid, by presenting such Obligations in order that there may be credited thereon the sum apportionable and applicable thereto out of the net proceeds of such sale, and thereupon such purchaser or purchasers shall be credited on account of such purchase price payable to him or them with the sum apportionable and applicable out of such net proceeds to the payment of or as a credit on the Obligations so presented.

         SECTION 6.08. APPLICATION OF SALE PROCEEDS. The proceeds of any sale of the Trust Estate, together with any funds at the time held by the Trustee and not otherwise appropriated, shall be applied by the Trustee as set forth in
Section 6.02 hereof, and then to the Issuer or whomsoever shall be lawfully entitled thereto.

         SECTION 6.09. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Trustee or the Registered Owners of Obligations representing not less than a majority of the Outstanding Amount of the Obligations may declare all the Obligations to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Registered Owners), and upon any such declaration the unpaid principal amount of such Obligations, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable, subject, however, to Section 6.04 of this Indenture.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VI provided, the Registered Owners of Obligations representing a majority of the collective aggregate principal amount of Obligations then Outstanding, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                           (i) all payments of principal of and interest on all
                  Obligations and all other amounts that would then be due hereunder or upon such Obligations if the Event of Default giving rise to such acceleration had not occurred; and

                           (ii) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of the Obligations that has become due solely by such acceleration, have been cured or waived as provided in Section 6.15 hereof.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 6.10. REMEDIES NOT EXCLUSIVE. The remedies herein conferred upon or reserved to the Trustee or the Registered Owners of Obligations are not intended to be exclusive of any other remedy, but each remedy herein provided shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing, and every power and remedy hereby given to the Trustee or to the Registered Owners of Obligations, or any supplement hereto, may be exercised from time to time as often as may be deemed expedient. No delay or omission of the Trustee or of any Registered Owner of Obligations to exercise any power or right arising from any default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or to be acquiescence therein.

         SECTION 6.11. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuer covenants that if:

                  (a) default is made in the payment of any installment of interest, if any, on any Notes when such interest becomes due and payable and such default continues for a period of five (5) days; or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Notes at its Note Final Maturity Date,

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

then the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Registered Owners, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Notes of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Notes, wherever situated.

         If an Event of Default with respect to Notes occurs and is continuing, the Trustee may, after being indemnified to its satisfaction and in its discretion, proceed to protect and enforce its rights and the rights of the Registered Owners of Notes and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 6.12. DIRECTION OF TRUSTEE. Upon the happening of any Event of Default, the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding, shall have the right by an instrument or instruments in writing delivered to the Trustee to direct and control the Trustee as to the method of taking any and all proceedings for any sale of any or all of the Trust Estate, or for the appointment of a receiver, if permitted by law, and may at any time cause any proceedings authorized by the terms hereof to be so taken or to be discontinued or delayed; provided, however, that such Registered Owners shall not be entitled to cause the Trustee to take any proceedings which in the Trustee's opinion would be unjustly prejudicial to non-assenting Registered Owners of Obligations, but the Trustee shall be entitled to assume that the action requested by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding will not be prejudicial to any non-assenting Registered Owners unless the Registered Owners of more than 50% of the collective aggregate principal amount of the non-assenting Registered Owners of such Obligations, in writing, show the Trustee how they will be prejudiced. Provided, however, that anything in this Indenture to the contrary notwithstanding, the Registered Owners of a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding together with the Registered Owners of a majority of the collective aggregate principal amount of all other Obligations then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. The provisions of this Section 6.12 shall be expressly subject to the provisions of Sections 7.01(c) and 7.05 hereof. 53

         SECTION 6.13. RIGHT TO ENFORCE IN TRUSTEE. No Registered Owner of any Obligation shall have any right as such Registered Owner to institute any suit, action, or proceedings for the enforcement of the provisions of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, all rights of action hereunder being vested exclusively in the Trustee, unless and until such Registered Owner shall have previously given to the Trustee written notice of a default hereunder, and of the continuance thereof, and also unless the Registered Owners of the requisite principal amount of the Obligations then Outstanding shall have made written request upon the Trustee and the Trustee shall have been afforded reasonable opportunity to institute such action, suit or proceeding in its own name, and unless the Trustee shall have been offered indemnity and security satisfactory to it against the costs, expenses, and liabilities to be incurred therein or thereby, which offer of indemnity shall be an express condition precedent hereunder to any obligation of the Trustee to take any such action hereunder, and the Trustee for 30 days after receipt of such notification, request, and offer of indemnity, shall have failed to institute any such action, suit or proceeding. It is understood and intended that no one or more Registered Owners of the Obligations shall have the right in any manner whatever by his or their action to affect, disturb, or prejudice the lien of this Indenture or to enforce any right hereunder except in the manner herein provided and for the equal benefit of the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations then Outstanding.

         SECTION 6.14. PHYSICAL POSSESSION OF OBLIGATIONS NOT REQUIRED. In any suit or action by the Trustee arising under this Indenture or on all or any of the Obligations issued hereunder, or any supplement hereto, the Trustee shall not be required to produce such Obligations, but shall be entitled in all things to maintain such suit or action without their production.

         SECTION 6.15. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of Obligations, and shall do so upon the written request of the Registered Owners of at least a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding; provided, however, that there shall not be waived (a) any Event of Default in the payment of the principal of or premium on any Outstanding Obligations at the date of maturity thereof, or any default in the payment when due of the interest on any such Obligations, unless prior to such waiver or rescission, all arrears of interest or all arrears of payments of principal and all expenses of the Trustee, in connection with such default shall have been paid or provided for or
(b) any default in the payment of amounts set forth in Section 7.05 hereof. In case of any such waiver or rescission, or in case any proceedings taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Registered Owners of Obligations shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to or affect any subsequent or other default, or impair any rights or remedies consequent thereon.

                                   ARTICLE VII

                                   THE TRUSTEE

         SECTION 7.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                  (a) Except during the continuance of an Event of Default,

                           (i) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Indenture and whether or not they contain the statements required under this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Indenture, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) Before taking any action hereunder requested by Registered Owners, the Trustee may require that it be furnished an indemnity bond or other indemnity and security satisfactory to it by the Registered Owners, as applicable, for the reimbursement of all expenses to which it may be put and to protect it against all liability.

         SECTION 7.02. RECITALS OF OTHERS. The recitals, statements and representations set forth herein and in the Notes shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the title of the Issuer in the Trust Estate or as to the security afforded thereby and hereby, or as to the validity or sufficiency of this Indenture or of the Notes issued hereunder, and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 7.03. AS TO FILING OF INDENTURE. The Trustee shall be under no duty (a) to file or record, or cause to be filed or recorded, this Indenture or any instrument supplemental hereto, (b) or to procure any further order or additional instruments of further assurance, (c) to see to the delivery to it of any personal property intended to be mortgaged or pledged hereunder or thereunder, (d) or to do any act which may be suitable to be done for the better maintenance of the lien or security hereof (other than the filing of any continuation (but not initial) statements), or (e) for giving notice of the existence of such lien, or for extending or supplementing the same or to see that any rights to Revenue and Funds intended now or hereafter to be transferred in trust hereunder are subject to the lien hereof. The Trustee shall not be liable for failure of the Issuer to pay any tax or taxes in respect of such property, or any part thereof, or the income therefrom or otherwise, nor shall the Trustee be under any duty in respect of any tax which may be assessed against it or the Registered Owners in respect of such property or pledged Revenue and Funds. The Trustee agrees to prepare, request that the Issuer execute (if such execution is necessary for any such filing) and file in a timely manner (if received from the Issuer in a timely manner) with any necessary execution by the Issuer, the continuation statements referred to herein; provided, that the Trustee shall have no responsibility for the sufficiency, adequacy or priority of any initial filing and in the absence of written notice to the contrary by the Issuer or other Authorized Representative, may rely and shall be protected in relying on all information and exhibits in such initial filings for the purposes of any continuation statements.

         SECTION 7.04. TRUSTEE MAY ACT THROUGH AGENTS. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed. All reasonable costs incurred by the Trustee and all reasonable compensation to all such persons as may reasonably be employed in connection with the trusts hereof shall be paid by the Issuer.

         SECTION 7.05. INDEMNIFICATION OF TRUSTEE. Other than with respect to its duties to make payment on the Obligations when due, and its duty to pursue the remedy of acceleration as provided in Section 6.02 hereof, for each of which no additional security or indemnity may be required, the Trustee shall be under no obligation or duty to perform any act at the request of Registered Owners or to institute or defend any suit in respect thereof unless properly indemnified and provided with security to its satisfaction as provided in Section 7.01(c) hereof. The Trustee shall not be required to take notice, or be deemed to have knowledge, of any default or Event of Default of the Issuer hereunder and may conclusively assume that there has been no such default or Event of Default (other than an Event of Default described in Sections 6.01(a), (b) or (c) hereof) unless and until it shall have been specifically notified in writing at the address in Section 9.01 hereof of such default or Event of Default by (a) the Registered Owners of the required percentages in principal amount of the Obligations then Outstanding hereinabove specified or (b) an Authorized Representative of the Issuer. However, the Trustee may begin suit, or appear in and defend suit, execute any of the trusts hereby created, enforce any of its rights or powers hereunder, or do anything else in its judgment proper to be done by it as Trustee, without assurance of reimbursement or indemnity, and in such case the Trustee shall be reimbursed or indemnified by the Registered Owners requesting such action, if any, or the Issuer in all other cases, for all fees, costs and expenses, liabilities, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith, unless such costs and expenses, liabilities, outlays and attorneys' fees and other reasonable disbursements properly incurred in connection therewith are adjudicated to have resulted from the negligence or willful misconduct of the Trustee. In furtherance and not in limitation of this Section 7.05, the Trustee shall not be liable for, and shall be held harmless by the Issuer from, following any Issuer Orders, instructions or other directions upon which the Trustee is authorized to rely pursuant to this Indenture or any other agreement to which it is a party. If the Issuer or the Registered Owners, as appropriate, shall fail to make such reimbursement or indemnification, the Trustee may reimburse itself from any money in its possession under the provisions of this Indenture, subject only to the prior lien of the Notes for the payment of the principal thereof, premium, if any, and interest thereon from the Collection Fund. None of the provisions contained in this Indenture or any other Agreement to which it is a party shall require the Trustee to act or to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if the Registered Owners shall not have offered security and indemnity acceptable to it or if it shall have reasonable grounds for believing that prompt repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         The Issuer agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder arising from the Trust Estate. The Issuer agrees to indemnify and hold harmless the Trustee against any and all claims, demands, suits, actions or other proceedings and all liabilities, costs and expenses whatsoever caused by any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in any offering document distributed in connection with the issuance of the Notes or caused by any omission or alleged omission from such offering document of any material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

         SECTION 7.06. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, report or document of the Issuer or the Servicer or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may but need not be counsel for the Issuer, the Trustee, or for a Registered Owner), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

         Whenever in the administration hereof the Trustee shall reasonably deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Representative of the Issuer or an authorized officer of the Administrator or the Servicer.

         The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

         The Trustee is authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Indenture. The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Indenture or any other transaction document or at the direction of the Registered Owners evidencing the appropriate percentage of the aggregate principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any other transaction document.

         SECTION 7.07. COMPENSATION OF TRUSTEE. Except as otherwise expressly provided herein, all advances, counsel fees (including without limitation allocated fees of in-house counsel) and other expenses reasonably made or incurred by the Trustee in and about the execution and administration of the trust hereby created and reasonable compensation to the Trustee for its services in the premises shall be paid by the Issuer. The compensation of the Trustee shall not be limited to or by any provision of law in regard to the compensation of trustees of an express trust. The Trustee shall not change the amount of its annual compensation without giving the Issuer at least 90 days' written notice prior to the beginning of a Fiscal Year. If not paid by the Issuer, the Trustee shall have a lien against all money held pursuant to this Indenture, subject only to the prior lien of the Obligations against the money and investments in the Collection Fund for the payment of the principal thereof, premium, if any, and interest thereon, for such reasonable compensation, expenses, advances and counsel fees incurred in and about the execution of the trusts hereby created and the exercise and performance of the powers and duties of the Trustee hereunder and the cost and expense incurred in defending against any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful misconduct of the Trustee).

SECTION 7.08. TRUSTEE MAY OWN NOTES. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The Trustee hereunder, or any successor Trustee, in its individual or other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, with the same rights it would have if it were not the Trustee. The Trustee may act as depository for, and permit any of its officers or directors to act as a member of, or act in any other capacity in respect to, any committee formed to protect the rights of the Registered Owners or to effect or aid in any reorganization growing out of the enforcement of the Notes or of this Indenture, whether or not any such committee shall represent the Registered Owners of more than 60% of the collective aggregate principal amount of the Outstanding Obligations.

         SECTION 7.09. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Indenture by giving to the Issuer notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section 7.11 hereof (and is qualified to be the Trustee under the requirements of Section 7.11 hereof). If no successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in Section 7.11 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 7.11 hereof, within three days of the receipt of citation or


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notice by the court, or (ii) appoint a Trustee having the qualifications provided in Section 7.11 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to
(a) above, the Issuer may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 7.11 hereof.

         SECTION 7.10. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) at any time by the Registered Owners of a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding, (b) by the Issuer for cause or upon the sale or other disposition of the Trustee or its corporate trust functions or (c) by the Issuer without cause so long as no Event of Default exists or has existed within the last 30 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor. One copy of any such order of removal shall be filed with the Delaware Trustee and the other with the Trustee so removed.

         In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until (a) in the case of removal by the Registered Owners, such Registered Owners by instrument or concurrent instruments in writing (signed and acknowledged by such Registered Owners or their attorneys-in-fact) filed with the Trustee removed have appointed a successor Trustee or otherwise the Issuer shall have appointed a successor, and (b) the successor Trustee has accepted appointment as such.

         SECTION 7.11. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Issuer by an instrument in writing duly authorized by the Issuer. In the case of any such appointment by the Issuer of a successor to the Trustee, the Issuer shall forthwith cause notice thereof to be mailed to the Registered Owners of the Notes at the address of each Registered Owner appearing on the note registration books maintained by the Registrar.

         Every successor Trustee appointed by the Registered Owners, by a court of competent jurisdiction, or by the Issuer shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender so long as such designation is necessary to maintain guarantees and federal benefits under the Act with respect to the Financed Eligible Loans originated under the Act.

         SECTION 7.12. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Issuer, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to

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

indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of an Authorized Representative of the Issuer, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to pledged Revenue and Funds and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Indenture, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

         In case any of the Notes to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the Trustee or of any successor to the Trustee; and in case any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes in its own name; and in all such cases such certificate shall have the full force which it has anywhere in the Notes or in this Indenture.

         SECTION 7.13. ADDITIONAL COVENANTS BY THE TRUSTEE TO CONFORM TO THE ACT. The Trustee covenants that it will at all times be an Eligible Lender under the Act so long as such designation is necessary, as determined by the Issuer, to maintain the guarantees and federal benefits under the Act with respect to the Financed Eligible Loans, that it will acquire Eligible Loans originated under the Act in its capacity as an Eligible Lender and that it will not dispose of or deliver any Financed Eligible Loans originated under the Act or any security interest in any such Financed Eligible Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of such Financed Eligible Loans; provided, however, that nothing above shall prevent the Trustee from delivering the Eligible Loans to the Servicer or the Guaranty Agency.

         SECTION 7.14. RIGHT OF INSPECTION. A Registered Owner shall be permitted at reasonable times during regular business hours and in accordance with reasonable regulations prescribed by the Trustee to examine at the principal office of the Trustee a copy of any report or instrument theretofore filed with the Trustee relating to the condition of the Trust Estate.

         SECTION 7.15. LIMITATION WITH RESPECT TO EXAMINATION OF REPORTS. Except as provided in this Indenture, the Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Issuer.

         SECTION 7.16. SERVICING AGREEMENT. The Trustee acknowledges the receipt of a copy of the Servicing Agreement described in Section 4.05 hereof.

         SECTION 7.17. ADDITIONAL COVENANTS OF TRUSTEE. The Trustee, by the execution hereof, covenants, represents and agrees that:

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

                  (a) it will not exercise any of the rights, duties, or privileges under this Indenture in such manner as would cause the Eligible Loans held or acquired under the terms hereof to be transferred, assigned, or pledged as security to any person or entity other than as permitted by this Indenture; and

                  (b) it will comply with the Act and the Regulations and will, upon written notice from an Authorized Representative of the Issuer, the Secretary, or the Guaranty Agency, use its reasonable efforts to cause this Indenture to be amended (in accordance with Section 8.01 hereof) if the Act or Regulations are hereafter amended so as to be contrary to the terms of this Indenture.

         SECTION 7.18. DUTY OF TRUSTEE WITH RESPECT TO RATING AGENCIES. It shall be the duty of the Trustee to notify each Rating Agency then rating any of the Notes (but the Trustee shall incur no liability for any failure to do so) of (a) any change, expiration, extension, or renewal of this Indenture, (b) redemption or defeasance of all the Notes, (c) any change in the Trustee or (d) any other information reasonably required to be reported to each Rating Agency under any Supplemental Indenture; provided, however, the provisions of this Section do not apply when such documents have been previously supplied to such Rating Agency and the Trustee has received written evidence to such effect, all as may be required by this Indenture. All notices required to be forwarded to the Rating Agencies under this Section shall be sent in writing at the following addresses:

                           Standard & Poor's Ratings Group
                           55 Water Street
                           New York, New York  10041
                           Attention:     Asset-Backed Surveillance Group

                           Fitch, Inc.
                           One State Street Plaza
                           New York, New York  10004
                           Attention:     Structured Finance

                           Moody's Investors Service
                           99 Church Street
                           New York, New York  10007
                           Attention:     ABS Monitoring Group

         The Trustee also acknowledges that each Rating Agency's periodic review for maintenance of a Rating on any series of the Notes may involve discussions and/or meetings with representatives of the Trustee at mutually agreeable times and places.

         SECTION 7.19. MERGER OF THE TRUSTEE. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Indenture, without the execution or filing of any paper of any further act on the part of any other parties hereto.

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

         SECTION 7.20. RECEIPT OF FUNDS FROM SERVICER. The Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Issuer, the Administrator, the depository bank of any funds of the Issuer, or the Servicer while the Servicer is acting as bailee or agent of the Trustee with respect to the Eligible Loans except, to the extent provided in any Servicing Agreement or custodian agreement, for actions taken in compliance with any instruction or direction given to the Trustee, or for the application of funds or moneys by the Servicer until such time as funds are received by the Trustee.

         SECTION 7.21. SPECIAL CIRCUMSTANCES LEADING TO RESIGNATION OF TRUSTEE. Because the Trustee serves as trustee hereunder for Obligations of different priorities, it is possible that circumstances may arise which will cause the Trustee to resign from its position as trustee for one or more of the Obligations. In the event that the Trustee makes a determination that it should so resign, due to the occurrence of an Event of Default or potential default hereunder, or otherwise, the Issuer may permit such resignation as to one or more of the Obligations or request the Trustee's resignation as to all Obligations, as the Issuer may elect. If the Issuer should determine that a conflict of interest has arisen as to the trusteeship of any of the Obligations, it may authorize and execute a Supplemental Indenture with one or more successor Trustees, under which the administration of certain of the Obligations would be separated from the administration of the other Obligations.

         SECTION 7.22. SURVIVAL OF TRUSTEE'S RIGHTS TO RECEIVE COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION. The Trustee's rights to receive compensation, reimbursement and indemnification of money due and owing hereunder at the time of the Trustee's resignation or removal shall survive the Trustee's resignation or removal.

         SECTION 7.23. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.23, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.23, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Trustee.

         SECTION 7.24. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

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

                  (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Registered Owners allowed in such judicial proceeding; and

                  (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Registered Owner of Notes to make such payments to the Trustee, and if the Trustee shall consent to the making of such payments directly to the Registered Owners, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Registered Owner of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Registered Owner thereof, or to authorize the Trustee to vote in respect of the claim of any Registered Owner of a Note in any such proceeding.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Registered Owners of the Notes, and it shall not be necessary to make any Registered Owners of the Notes parties to any such proceedings.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF REGISTERED OWNERS. The Issuer and the Trustee may, without the consent of or notice to any of the Registered Owners of any Obligations enter into any indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

                  (a) to cure any ambiguity or formal defect or omission in this Indenture;

                  (b) to grant to or confer upon the Trustee for the benefit of the Registered Owners any additional benefits, rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Registered Owners or the Trustee;

                  (c) to subject to this Indenture additional revenues, properties or collateral;

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

                  (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute;

                  (e) to evidence the appointment of a separate or co-Trustee or a co-registrar or transfer agent or the succession of a new Trustee hereunder, or any additional or substitute Guaranty Agency or Servicer;

                  (f) to add such provisions to or to amend such provisions of this Indenture as may be necessary or desirable to assure implementation of the Program in conformance with the Act if along with such Supplemental Indenture there is filed an opinion of counsel to the effect that the addition or amendment of such provisions will in no way impair the existing security of the Registered Owners of any Outstanding Obligations;

                  (g) to make any change as shall be necessary in order to obtain and maintain for any of the Notes an investment grade Rating from a nationally recognized rating service, which changes, in the opinion of the Trustee are not to the prejudice of the Registered Owner of any of the Obligations;

                  (h) to make any changes necessary to comply with the Act, the Regulations or the Code and the regulations promulgated thereunder;

                  (i) to make the terms and provisions of this Indenture, including the lien and security interest granted herein, applicable to a Derivative Product, and to modify Section 3.03 hereof with respect to any particular Derivative Product;

                  (j) to create any additional Funds or Accounts or Subaccounts under this Indenture deemed by the Trustee to be necessary or desirable;

                  (k) to make any other change with a Rating Confirmation; or

                  (l) to make any other change which, in the judgment of the Trustee is not to the material prejudice of the Registered Owners of any Obligations;

provided, however, that nothing in this Section shall permit, or be construed as permitting, any modification of the trusts, powers, rights, duties, remedies, immunities and privileges of the Trustee without the prior written approval of the Trustee, which approval shall be evidenced by execution of a Supplemental Indenture.
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

         SECTION 8.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF REGISTERED OWNERS. Exclusive of Supplemental Indentures covered by Section 8.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations then Outstanding shall have the right, from time to time, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing in this Section shall permit, or be construed as permitting (a) without the consent of the Registered Owners of all then Outstanding Obligations, (i) an extension of the maturity date of the principal of or the interest on any Obligation, or (ii) a reduction in the principal amount of any Obligation or the rate of interest thereon, or (iii) a privilege or priority of any Obligation or Obligations over any other Obligation or Obligations except as otherwise provided herein, or (iv) a reduction in the aggregate principal amount of the Obligations required for consent to such Supplemental Indenture, or (v) the creation of any lien other than a lien ratably securing all of the Obligations at any time Outstanding hereunder except as otherwise provided herein; or (b) any modification of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Trustee without the prior written approval of the Trustee.

         If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed by registered or certified mail to each Registered Owner of an Obligation at the address shown on the registration books or listed in any Derivative Product. Such notice (which shall be prepared by the Issuer) shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Registered Owners. If, within 60 days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations Outstanding at the time of the execution of any such Supplemental Indenture shall have consented in writing to and approved the execution thereof as herein provided, no Registered Owner of any Obligation shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section 8.02 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

         SECTION 8.03. ADDITIONAL LIMITATION ON MODIFICATION OF INDENTURE. None of the provisions of this Indenture (including Sections 8.01 and 8.02 hereof) shall permit an amendment to the provisions of the Indenture which permits the transfer of all or part of the Financed Eligible Loans originated under the Act or granting of a security interest therein to any Person other than an Eligible Lender or the Servicer, unless the Act or Regulations are hereafter modified so as to permit the same. The Trustee may request an opinion of counsel to the effect that an amendment to this Indenture was adopted in conformance with this Indenture.

         SECTION 8.04. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest with respect to any Note, or in the payment of any sinking fund installment with respect to the Notes, the Trustee shall be protected in withholding such notice if and so long as an authorized officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Registered Owners of the Notes. For the purpose of this Section 8.04, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

         SECTION 8.05. CONFORMITY WITH THE TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act as then in effect.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         SECTION 9.01. NOTICES. Any notice, request or other instrument required by this Indenture to be signed or executed by the Registered Owners of Obligations may be executed by the execution of any number of concurrent instruments of similar tenor, and may be signed or executed by such Registered Owners of Obligations in person or by agent appointed in writing. As a condition for acting thereunder the Trustee may demand proof of the execution of any such instrument and of the fact that any person claiming to be the owner of any of said Obligations is such owner and may further require the actual deposit of such Obligation or Obligations with the Trustee. The fact and date of the execution of such instrument may be proved by the certificate of any officer in any jurisdiction who by the laws thereof is authorized to take acknowledgments of deeds within such jurisdiction, that the person signing such instrument acknowledged before him the execution thereof, or may be proved by any affidavit of a witness to such execution sworn to before such officer.

         The amount of Notes held by any person executing such instrument as a Registered Owner of Notes and the fact, amount, and numbers of the Notes held by such person and the date of his holding the same may be proved by a certificate executed by any responsible trust company, bank, banker, or other depository in a form approved by the Trustee, showing that at the date therein mentioned such person had on deposit with such depository the Notes described in such certificate; provided, however, that at all times the Trustee may require the actual deposit of such Note or Notes with the Trustee.

         All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or facsimile or similar writing) at the following addresses, and each address shall constitute each party's respective "Principal Office" for purposes of the Indenture:

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

         If intended for the Issuer:

                  Nelnet Student Loan Trust
                  c/o



                  Attention:
                  Telephone:
                  Facsimile:

                  With a copy to the Administrator:

                  NELnet, Inc.
                  121 South 13th Street, Suite 301
                  Lincoln, NE  68505
                  Attention:
                              --------------------------------
                  Telephone:
                              --------------------------------
                  Facsimile:
                              --------------------------------

         If intended for the Trustee:




                  Attention:
                  Telephone:
                  Facsimile:

         Any party may change the address to which subsequent notices to such party are to be sent, or of its Principal Office, by notice to the others, delivered by hand or received by telex or facsimile or registered first-class mail, postage prepaid. Each such notice, request or other communication shall be effective when delivered by hand or received by telex or facsimile or registered first-class mail, postage prepaid.

         SECTION 9.02. COVENANTS BIND ISSUER. The covenants, agreements, conditions, promises, and undertakings in this Indenture shall extend to and be binding upon the successors and assigns of the Issuer, and all of the covenants hereof shall bind such successors and assigns, and each of them, jointly and severally. All the covenants, conditions, and provisions hereof shall be held to be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Owners from time to time of the Obligations.

         No extension of time of payment of any of the Obligations shall operate to release or discharge the Issuer, it being agreed that the liability of the Issuer, to the extent permitted by law, shall continue until all of the Obligations are paid in full, notwithstanding any transfer of Financed Eligible Loans or extension of time for payment.

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

         SECTION 9.03. LIEN CREATED. This Indenture shall operate effectually as
(a) a grant of lien on and security interest in, and (b) an assignment of, the Trust Estate.

         SECTION 9.04. SEVERABILITY OF LIEN. If the lien of this Indenture shall be or shall ever become ineffectual, invalid, or unenforceable against any part of the Trust Estate, which is not subject to the lien, because of want of power or title in the Issuer, the inclusion of any such part shall not in any way affect or invalidate the pledge and lien hereof against such part of the Trust Estate as to which the Issuer in fact had the right to pledge.

         SECTION 9.05. CONSENT OF REGISTERED OWNERS BINDS SUCCESSORS. Any request or consent of the Registered Owner of any Obligations given for any of the purposes of this Indenture shall bind all future Registered Owners of the same Obligation or any Obligations issued in exchange therefor or in substitution thereof in respect of anything done or suffered by the Issuer or the Trustee in pursuance of such request or consent.

         SECTION 9.06. NONLIABILITY OF PERSONS; NO GENERAL OBLIGATION. It is hereby expressly made a condition of this Indenture that any agreements, covenants, or representations herein contained or contained in the Notes do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the organizers, officers, employees, agents, or trustees or the Administrator of the Issuer, or against the general credit of the Issuer, and in the event of a breach of any such agreement, covenant, or representation, no personal or pecuniary liability or charge payable directly or indirectly from the general revenues of the Issuer shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the several covenants and agreements on its part herein contained.

         SECTION 9.07. NONPRESENTMENT OF NOTES OR INTEREST CHECKS. Should any of the Notes or interest checks not be presented for payment when due, the Trustee shall retain from any money transferred to it for the purpose of paying the Notes or interest checks so due, for the benefit of the Registered Owners thereof, a sum of money sufficient to pay such Notes or interest checks when the same are presented by the Registered Owners thereof for payment. Such money shall not be required to be invested. All liability of the Issuer to the Registered Owners of such Notes or interest checks and all rights of such Registered Owners against the Issuer under the Notes or interest checks or under this Indenture shall thereupon cease and determine, and the sole right of such Registered Owners shall thereafter be against such deposit. If any Note or interest check shall not be presented for payment within the period of two years following its payment or redemption date, the Trustee shall return to the Issuer the money theretofore held by it for payment of such Note or interest check, and such Note or interest check shall (subject to the defense of any applicable statute of limitation) thereafter be an unsecured obligation of the Issuer. The Trustee's responsibility for any such money shall cease upon remittance thereof to the Issuer.

         SECTION 9.08. SECURITY AGREEMENT. This Indenture constitutes a Financing Statement and a Security Agreement under the Delaware Uniform Commercial Code.

         SECTION 9.09. LAWS GOVERNING. It is the intent of the parties hereto that this Indenture shall in all respects be governed by the laws of the State of [New York]. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 9.10. SEVERABILITY. Of any covenant, agreement, waiver, or part thereof in this Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Indenture shall be construed as if the same were not included herein.

         SECTION 9.11. EXHIBITS. The terms of the Schedules and Exhibits, if any, attached to this Indenture are incorporated herein in all particulars.

         SECTION 9.12. NON-BUSINESS DAYS. Except as may otherwise be provided herein, if the date for making payment of any amount hereunder or on any Note, or if the date for taking any action hereunder, is not a Business Day, then such payment can be made without accruing further interest or action can be taken on the next succeeding Business Day, with the same force and effect as if such payment were made when due or action taken on such required date.

         SECTION 9.13. PARTIES INTERESTED HEREIN. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Trustee, the paying agent, if any, and the Registered Owners of the Obligations, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Trustee, the paying agent, if any, and the Registered Owners of the Obligations.

         SECTION 9.14. OBLIGATIONS ARE LIMITED OBLIGATIONS. The Notes and the obligations of the Issuer contained in this Indenture are special, limited obligations of the Issuer, secured by and payable solely from the Trust Estate herein provided. The Issuer shall not be obligated to pay the Notes, the interest thereon, or any other obligation created by or arising from this Indenture from any other source.

         SECTION 9.15. COUNTERPARTY RIGHTS. Notwithstanding any provision of this Indenture, no Counterparty which shall be in default under any Derivative Product with the Issuer shall have any of the rights granted to a Counterparty or as the Registered Owner of an Obligation hereunder.

         SECTION 9.16. DISCLOSURE OF NAMES AND ADDRESSES OF REGISTERED OWNERS. Registered Owners of Notes, by receiving and holding the same, agree with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Securities Depository shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Registered Owners of Notes in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 9.17. AGGREGATE PRINCIPAL AMOUNT OF OBLIGATIONS. Whenever in this Indenture reference is made to the aggregate principal amount of any Obligations, such phrase shall mean, at any time, the principal amount of any Notes and the Derivative Value of any Derivative Product.

         SECTION 9.18. FINANCED ELIGIBLE LOANS. The Issuer expects to acquire Eligible Loans and to transfer Eligible Loans to the Trustee, in accordance with this Indenture, which Eligible Loans, upon becoming subject to the lien of this Indenture, constitute Financed Eligible Loans, as defined herein. If for any reason a Financed Eligible Loan does not constitute an Eligible Loan, or ceases to constitute an Eligible Loan, such loan shall continue to be subject to the lien of this Indenture as a Financed Eligible Loan.

         SECTION 9.19. CONCERNING THE DELAWARE TRUSTEE. It is expressly understood and agreed by the parties to this Indenture and the Registered Owners that (a) this Indenture is executed and delivered by the Delaware Trustee not in its individual or personal capacity but solely in its capacity as Delaware Trustee under the Trust Agreement on behalf of the Issuer, in the exercise of the powers and authority conferred and vested in it as Delaware Trustee under the Trust Agreement, subject to the protections, indemnities and limitations from liability afforded to the Delaware Trustee thereunder, (B) the representations, warranties, covenants, undertakings, agreements and obligations by the Delaware Trustee are made and intended not as personal representations, warranties, covenants, undertakings, agreements and obligations by the Delaware Trustee, but are made and intended for the purpose of only binding the Trust Estate, as defined in the Trust Agreement, and the Issuer (c) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any expressed or implied covenant, duty or obligation of any kind whatsoever contained herein, and (d) under no circumstances shall the Delaware Trustee be personally liable for the payment of any fees, costs, indebtedness or expenses of any kind whatsoever or be personally liable for the breach or failure of any obligation, representation, agreement, warranty or covenant whatsoever made or undertaken by the Delaware Trustee or Issuer hereunder.

                                   ARTICLE X

                        PAYMENT AND CANCELLATION OF NOTES
                          AND SATISFACTION OF INDENTURE

         SECTION 10.01. TRUST IRREVOCABLE. The trust created by the terms and provisions of this Indenture is irrevocable until the indebtedness secured hereby (the Notes and interest thereon) and all Issuer Derivative Payments are fully paid or provision made for its payment as provided in this Article.

         SECTION 10.02. SATISFACTION OF INDENTURE.

                  (a) If the Issuer shall pay, or cause to be paid, or there shall otherwise be paid (i) to the Registered Owners of the Notes, the principal of and interest on the Notes, at the times and in the manner stipulated in this Indenture and (ii) to each Counterparty, all Issuer Derivative Payments then due, then the pledge of the Trust Estate which is not pledged hereunder, and all covenants, agreements, and other obligations of the Issuer to the Registered Owners of Notes shall thereupon cease, terminate, and become void and be discharged and satisfied. In such event, the Trustee shall execute and deliver to the

         Issuer all such instruments as may be desirable to evidence such discharge and satisfaction, and the Trustee shall pay over or deliver all money held by it under this Indenture to the party entitled to receive the same under this Indenture. If the Issuer shall pay or cause to be paid, or there shall otherwise be paid, to the Registered Owners of any Outstanding Notes the principal of and interest on such Notes and to each Counterparty all Counterparty Payments then due, at the times and in the manner stipulated in this Indenture and in the Derivative Product, such Notes and each Counterparty shall cease to be entitled to any lien, benefit, or security under this Indenture, and all covenants, agreements, and obligations of the Issuer to the Registered Owners thereof and each Counterparty shall thereupon cease, terminate, and become void and be discharged and satisfied.

                  (b) Notes or interest installments shall be deemed to have been paid within the meaning of Section 10.02(a) hereof if money for the payment or redemption thereof has been set aside and is being held in trust by the Trustee at the Note Final Maturity Date or earlier redemption date thereof. Any Outstanding Note shall, prior to the Note Final Maturity Date or earlier redemption thereof, be deemed to have been paid within the meaning and with the effect expressed in Section 10.02(a) hereof if (i) such Note is to be redeemed on any date prior to its Note Final Maturity Date and (ii) the Issuer shall have given notice of redemption as provided herein on said date, there shall have been deposited with the Trustee either money (fully insured by the Federal Deposit Insurance Issuer or fully collateralized by Governmental Obligations) in an amount which shall be sufficient, or Governmental Obligations (including any Governmental Obligations issued or held in book-entry form on the books of the Department of Treasury of the United States of America) the principal of and the interest on which when due will provide money which, together with the money, if any, deposited with the Trustee at the same time, shall be sufficient, to pay when due the principal of and interest to become due on such Note on and prior to the redemption date or Note Final Maturity Date thereof, as the case may be. Notwithstanding anything herein to the contrary, however, no such deposit shall have the effect specified in this subsection (b) if made during the existence of an Event of Default, unless made with respect to all of the Notes then Outstanding. Neither Governmental Obligations nor money deposited with the Trustee pursuant to this subsection (b) nor principal or interest payments on any such Governmental Obligations shall be withdrawn or used for any purpose other than, and shall be held irrevocably in trust in an escrow account for, the payment of the principal of and interest on such Notes. Any cash received from such principal of and interest on such Governmental Obligations deposited with the Trustee, if not needed for such purpose, shall, to the extent practicable, be reinvested in Governmental Obligations maturing at times and in amounts sufficient to pay when due the principal of and interest on such Notes on and prior to such redemption date or Note Final Maturity Date thereof, as the case may be, and interest earned from such reinvestments shall be paid over to the Issuer, as received by the Trustee, free and clear of any trust, lien, or pledge. Any payment for Governmental Obligations purchased for the purpose of reinvesting cash as aforesaid shall be made only against delivery of such Governmental Obligations. For the purposes of this Section, "Governmental Obligations" shall mean and include only non-callable direct obligations of the Department of the Treasury of the United States of America or portions thereof (including interest or principal portions thereof), and such Governmental Obligations shall be of such amounts, maturities, and interest payment dates and bear such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom, be sufficient to make the payments required herein, and which obligations have been deposited in an escrow account which is irrevocably pledged as security for the Notes. Such term shall not include mutual funds and unit investment trusts.

                  (c) Any Issuer Derivative Payments are deemed to have been paid and the applicable Derivative Product terminated when payment of all Issuer Derivative Payments due and payable to each Counterparty under its respective Derivative Product have been made or duly provided for to the satisfaction of each Counterparty and the respective Derivative Product has been terminated.

                  (d) In no event shall the Trustee deliver over to the Issuer any Financed Eligible Loans originated under the Act unless the Issuer is an Eligible Lender, if the Act or Regulations then in effect require the owner or holder of such Financed Eligible Loans to be an Eligible Lender.

                  (e) The provisions of this Section are applicable to the Notes and the Issuer Derivative Payments.

         SECTION 10.03. OPTIONAL PURCHASE OF ALL FINANCED ELIGIBLE LOANS. The Administrator shall notify the Sponsor and the Trustee in writing, within 15 days after the last Business Day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the sum of the Initial Pool Balance and the Initial Pre-Funded Amount, of the percentage that the then outstanding Pool Balance bears to such sum. As of the last Business Day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Trustee on behalf and at the written direction of the Sponsor, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Sponsor in writing to the Trustee, shall have the option to purchase the Financed Eligible Loans. To exercise such option, the Sponsor shall deposit, not later than the first Business Day following the end of the next succeeding Collection Period, in the Collection Fund an amount equal to the aggregate Purchase Amount for the Financed Eligible Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Funds and Accounts, such value to be determined by an appraiser mutually agreed upon by the Sponsor and the Trustee; provided, however, that the Sponsor may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees. In the event the Sponsor fails to notify the Trustee in writing prior to the acceptance by the Trustee of a bid to purchase the Trust Estate pursuant to Section 10.04 hereof that the Sponsor intends to exercise its option to purchase the Trust Estate, the Sponsor shall be deemed to have waived its option to purchase the Trust Estate as long as the Sponsor has received five
(5) Business Days' notice from the Trustee as provided in Section 10.04, below.

         SECTION 10.04. AUCTION OF FINANCED ELIGIBLE LOANS. Any Financed Eligible Loans remaining in the Acquisition Fund as of the end of the Collection Period immediately preceding the earliest Distribution Date on which the outstanding Pool Balance is equal to 10% or less of the sum of the initial Pool Balance and the Initial Pre-Funded Amount three Business Days prior to such Distribution Date (the "Trust Auction Date") shall be offered for sale by the Trustee (or its designated agent) unless the Sponsor has exercised its option to purchase the Financed Eligible Loans as described in Section 10.03 hereof with respect to such Distribution Date. The Trustee shall provide written notice to the Sponsor of any such offer for sale at least five Business Days in advance of the Trust Auction Date. If at least two bids are received, the Trustee (or its designated agent) shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of both the Minimum Purchase Amount and the fair market value of such Financed Eligible Loans as of the end of the Collection Period immediately preceding the Trust Auction Date. If at least two bids are not received or the highest bid after the resolicitation process is completed is not equal to or in excess of the higher of the Minimum Purchase Amount and the fair market value of the Financed Eligible Loans, the Trustee shall not consummate such sale. The Trustee may consult, and, at the direction of the Sponsor, shall consult, with a financial advisor, including an underwriter of the Notes or the Administrator, to determine if the fair market value of the Financed Eligible Loans has been offered. The proceeds of any such sale will be applied in the order of priority set forth in Section 6.02 hereof. If the sale is not consummated in accordance with the foregoing, the Trustee may, but shall not be under any obligation to, solicit bids for sale of the Financed Eligible Loans with respect to future Distribution Dates upon terms similar to those described above, including the Sponsor's waiver of its option to purchase the Trust Estate in accordance with
Section 10.03 hereof with respect to each such future Distribution Date.

         SECTION 10.05. CANCELLATION OF PAID NOTES. Any Notes which have been paid or purchased by the Issuer, mutilated Notes replaced by new Notes, and any temporary Note for which definitive Notes have been delivered shall (unless otherwise directed by the Issuer by Issuer Order) forthwith be cancelled by the Trustee and, except for temporary Notes, returned to the Issuer.

         IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its organizational name and behalf by its Delaware Trustee, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be executed in its organizational name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Trustee have caused this Indenture to be dated as of the date herein above first shown.

                        NELNET STUDENT LOAN TRUST_______________, a Delaware business trust



                        By: _____________________________ not in its individual
                             capacity or personal capacity but solely in its capacity as Delaware Trustee



                        By
                           -----------------------------------------------------
                        Name
                             ---------------------------------------------------
                        Title
                              --------------------------------------------------



                          _____________________________, as Trustee



                        By
                           -----------------------------------------------------
                            Vice President

                                    EXHIBIT A

                      ELIGIBLE LOAN ACQUISITION CERTIFICATE


         This Eligible Loan Acquisition Certificate is submitted pursuant to the provisions of Section 5.02 of the Indenture of Trust, dated as of __________, 200__, as amended (the "Indenture"), between Nelnet Student Loan Trust _______________(the "Issuer") and _______________, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to _________________ (the "Lender") the sum of $____________ (or, in the case of an exchange, the Eligible Loans listed in Exhibit A hereto) for the acquisition of Eligible Loans. With respect to the Eligible Loans so to be acquired, the Issuer hereby certifies as follows:

         1. The Eligible Loans to be acquired are those specified in Schedule A attached hereto (the "Acquired Eligible Loans"). The remaining unpaid principal amount of each Acquired Eligible Loan is as shown on such Schedule A.

         2. The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted by Section 5.02 of the Indenture, including a premium of not to exceed ___%.

         3. Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

         4. You have been previously, or are herewith, provided with the following items (the items listed in (a), (b), (c), (d) and (f) have been received and are being retained, on your behalf, by the Issuer or the Servicer):

                  (a) a copy of the Student Loan Purchase Agreement between the Issuer and the Eligible Lender with respect to the Acquired Eligible Loans (original copy maintained on file with the Issuer on behalf of the Trustee);

                  (b) with respect to each Insured Loan included among the Acquired Eligible Loans, the Certificate of Insurance relating thereto;

                  (c) with respect to each Guaranteed Loan included among the Acquired Eligible Loans, a certified copy of the Guarantee Agreement relating thereto;

                  (d) an opinion of counsel to the Issuer specifying each action necessary to perfect a security interest in all Eligible Loans to be acquired by the Issuer pursuant to the Student Loan Purchase Agreements in favor of the Trustee in the manner provided for by the provisions of 20 U.S.C. ss. 1087-2(d)(3) or 20 U.S.C. ss. 1082(m)(1)(D)(iv), as
         applicable, (you are authorized to rely on the advice of a single blanket opinion of counsel to the Issuer until such time as the Issuer shall provide any amended opinion to you);

                  (e) a certificate of an Authorized Representative of the Issuer to the effect that (i) the Issuer is not in default in the performance of any of its covenants and agreements made in the Student Loan Purchase Agreement relating to the Acquired Eligible Loans; (ii) with respect to all Acquired Eligible Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Eligible Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto; and (iii) the Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Eligible Loans; and

                  (f) instruments duly assigning the Acquired Eligible Loans to the Trustee.

         5. The Issuer is not, on the date hereof, in default under the Indenture or in the performance of any of its covenants and agreements made in the Student Loan Purchase Agreement relating to the Acquired Eligible Loans, and, to the best knowledge of the Issuer, the Eligible Lender is not in default under the Student Loan Purchase Agreement applicable to the Acquired Eligible Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinion of counsel referred to in paragraphs 4(d) hereof.

         6. All of the conditions specified in the Student Loan Purchase Agreement applicable to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied; provided that the Issuer may waive the requirement of receiving an opinion of counsel from the counsel to the Lender.

         7. If a Financed Eligible Loan is being sold in exchange for an Acquired Eligible Loan, the final expected maturity date of such Acquired Eligible Loan shall be substantially similar to that of the Financed Eligible Loan being sold and such sale and exchange shall not adversely affect the ability of the Trust Estate to make timely principal and interest payments on its Obligations.

         8. With respect to all Acquired Eligible Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Eligible Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto.

         9. The Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Eligible Loans.

         10. The proposed use of moneys in the Acquisition Fund is in compliance with the provisions of the Indenture.

         11. The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

         12. Eligible Loans are being acquired at a price which permits the results of the cash flow analyses provided to the Rating Agencies on the Date of Issuance to be sustained.

         WITNESS my hand this _____ day of ___________.

                                         NELNET STUDENT LOAN TRUST_____________



                                         By
                                            --------------------------------
                                         Name
                                              ------------------------------
                                         Title
                                               -----------------------------

                                   EXHIBIT B-1

                            [FORM OF CLASS A-1 NOTE]


                      [See reverse for certain definitions]

         Unless this Note is presented by an authorized representative of The Depository Trust and Clearing Corporation, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

                        NELNET STUDENT LOAN TRUST _______
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS A-1

REGISTERED NO. R-1                                     REGISTERED $___________

     ORIGINAL ISSUE DATE               MATURITY DATE                  CUSIP NO.

                                     __________, 20__

PRINCIPAL SUM:    ___________ AND 00/100 DOLLARS
REGISTERED OWNER:          CEDE & CO.


         Nelnet Student Loan Trust ________, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [Note Face Amount] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying
(a) a fraction the numerator of which is [Note Face Amount] and the denominator of which is [Total Class A-1 Note Amount] by (b) the aggregate amount, if any, payable to Class A-1 Noteholders on such Distribution Date in respect of principal of the Notes pursuant to the Indenture dated as of _______ 200__, among the Issuer (by _______________, in its capacity as Delaware Trustee) and ____________________, a national banking association, as eligible lender trustee and trustee (the "Trustee") (capitalized terms used but not defined herein being defined in Article I of the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Final Class A-1 Distribution Date] (the "Class A-1 Maturity Date").

         The Issuer shall pay interest on this Note at the rate per annum equal to the Class A-1 Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note shall accrue from and including the preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an "Accrual Period"). Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      B-1-1

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                           NELNET STUDENT LOAN TRUST____________

                                           By
                                                --------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                --------------------------------
                                           By  ________________________, not in
                                               its individual capacity but
                                               solely as Delaware Trustee under
                                               the Trust Agreement,


                                           By
                                             -----------------------------------
                                              Authorized Signatory


Date: [Closing Date]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                    ___________________________, not in its
                                    individual capacity but solely as Trustee,


                                    By
                                       ----------------------------------------
                                       Authorized Signatory
Date: [Closing Date]

                                      B-2-2

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Student Loan-Backed Notes, Class A-1 (the "Class A-1 Notes"), which, together with the Issuer's Student Loan-Backed Notes, Class A-2 (the "Class A-2 Notes") and the Issuer's Student Loan-Backed Notes, Class B (the "Class B Notes" and, together with the Class A-1 Notes and the Class A-2 Notes the "Notes"), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Registered Owners. The Notes are subject to all terms of the Indenture.

         The Class A-1 Notes are and will be equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture. The Class A-1 Notes are prior in order of principal payment to the Class A-2 Notes and Class B Notes and senior to the Class B Notes as and to the extent provided in the Indenture.

         Principal of the Class A-1 Notes shall be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the thirtieth day of each March, June, September and December or, if any such date is not a Business Day, the immediately preceding Business Day, commencing _______, 200__.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (a) an Event of Default shall have occurred and be continuing and (b) the Trustee or the Registered Owners of Obligations representing not less than a majority of the Outstanding Amount of the Obligations shall have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Registered Owners entitled thereto.

         Interest on the Class A-1 Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class A-1 Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A-1 Rate. The "Class A-1 Rate" for each Accrual Period, other than the first Accrual Period, shall be equal to the applicable Three-Month LIBOR, plus 0.__%. The "Class A-1 Rate" for the first Accrual Period shall be determined by reference to the following formula: x + [ __/__ * (y-x)] (where: x = One-Month LIBOR, and y = Two-Month LIBOR), plus 0.__% , as determined by the Administrator.

         Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the records of the Trustee on such Record Date, except that, unless definitive Notes have been issued pursuant to the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                                      B-1-3

         The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-1 Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered upon the records of the Trustee upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

         The Trustee shall not be required to transfer or exchange any Note during the period of 15 business days next preceding the mailing of notice of redemption as provided in the Indenture. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

         As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Registered Owner thereof or his legal representative but such registration may be changed as provided in the Indenture. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

         Each Registered Owner and each transferee of a Note shall be deemed to represent and warrant that either (a) it is not acquiring the Note directly or indirectly for, or on behalf of, an ERISA plan or any entity whose underlying assets are deemed to be plan assets of such ERISA plan or (b) (i) the acquisition and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar law and (ii) if the Notes are subsequently deemed to be "plan assets" pursuant to the regulations set forth at 29 C.F.R. ss. 2510.3-101, it will promptly dispose of the Notes.

         The Trustee shall require the payment by any Registered Owner requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange, other than exchanges pursuant to the Indenture.

         Each Registered Owner, by acceptance of a Note or a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Trustee in its individual capacity; (b) any owner of a beneficial interest in the Issuer; or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer or the Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
                                      B-1-4

         Each Registered Owner, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Registered Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Registered Owners under the Indenture at any time by the Issuer with the consent of the Registered Owners representing not less than a majority of the collective aggregate principal amount of Obligations then Outstanding. The Indenture also contains provisions permitting the Registered Owners of a majority of the collective aggregate principal amount of Obligations then Outstanding, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Registered Owners.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Registered Owners under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

                                     B-1-5

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither __________________ in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Trustee for the sole purposes of binding the interests of the Trustee in the assets of the Issuer. The Registered Owner of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Registered Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      B-1-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       ---------------------------
                                     By                *
                                        ----------------------------------------
                                     Name
                                          --------------------------------------
                                     Title
                                           -------------------------------------


                                    Signature Guaranteed:
                                    By * *NOTICE: The signature to this
                                    assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                      B-1-7

                                   EXHIBIT B-2

                            [FORM OF CLASS A-2 NOTE]


                      [See reverse for certain definitions]

         Unless this Note is presented by an authorized representative of The Depository Trust and Clearing Corporation, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

                        NELNET STUDENT LOAN TRUST _______
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS A-2

REGISTERED NO. R-1                                    REGISTERED $___________

     ORIGINAL ISSUE DATE               MATURITY DATE                  CUSIP NO.

                                     __________, 20__

PRINCIPAL SUM:    ___________ AND 00/100 DOLLARS
REGISTERED OWNER:          CEDE & CO.


         Nelnet Student Loan Trust ___________, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [Note Face Amount] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying
(a) a fraction the numerator of which is [Note Face Amount] and the denominator of which is [Total Class A-2 Note Amount] by (b) the aggregate amount, if any, payable to Class A-2 Noteholders on such Distribution Date in respect of principal of the Notes pursuant to the Indenture dated as of _____ 200__, among the Issuer (by _________________, in its capacity as Delaware Trustee) and ________________, a national banking association, as eligible lender trustee and trustee (the "Trustee") (capitalized terms used but not defined herein being defined in Article I of the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Final Class A-2 Distribution Date] (the "Class A-2 Maturity Date").

         The Issuer shall pay interest on this Note at the rate per annum equal to the Class A-2 Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note shall accrue from and including the preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an "Accrual Period"). Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                             NELNET STUDENT LOAN TRUST__________

                                           By
                                                --------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                --------------------------------
                                            _______________________, not in its
                                            individual capacity but solely as
                                            Delaware Trustee under the Trust
                                            Agreement,




                                            By
                                               ---------------------------------
                                                Authorized Signatory


Date: [Closing Date]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                     __________________________ not in its
                                     individual capacity but solely as Trustee,


                                     By
                                       -------------------------------------
                                       Authorized Signatory
Date: [Closing Date]

                                      B-2-2

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Student Loan-Backed Notes, Class A-2 (the "Class A-2 Notes"), which, together with the Issuer's Student Loan-Backed Notes, Class A-1 (the "Class A-1 Notes") and the Issuer's Student Loan-Backed Notes, Class B (the "Class B Notes" and, together with the Class A-2 Notes and the Class A-1 Notes the "Notes"), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Registered Owners. The Notes are subject to all terms of the Indenture.

         The Class A-2 Notes are and will be equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture. The Class A-1 Notes are prior in order of principal payment to the Class A-2 Notes. The Class A-2 Notes are senior to the Class B Notes as and to the extent provided in the Indenture.

         Principal of the Class A-2 Notes shall be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the thirtieth day of each March, June, September and December or, if any such date is not a Business Day, the immediately preceding Business Day, commencing June 28, 2002.
                                      B-2-3

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (a) an Event of Default shall have occurred and be continuing and (b) the Trustee or the Registered Owners of Obligations representing not less than a majority of the Outstanding Amount of the Obligations shall have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Registered Owners entitled thereto.

         Interest on the Class A-2 Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class A-2 Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A-2 Rate. The "Class A-2 Rate" for each Accrual Period, other than the first Accrual Period, shall be equal to the applicable Three-Month LIBOR, plus 0.__%. The "Class A-2 Rate" for the first Accrual Period shall be determined by reference to the following formula: x + [ __/__ * (y-x)] (where: x = One-Month LIBOR, and y = Two-Month LIBOR), plus 0.__% , as determined by the Administrator.

         Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the records of the Trustee on such Record Date, except that, unless definitive Notes have been issued pursuant to the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-2 Rate to the extent lawful.

                                      B-2-4

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered upon the records of the Trustee upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

         The Trustee shall not be required to transfer or exchange any Note during the period of 15 business days next preceding the mailing of notice of redemption as provided in the Indenture. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

         As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Registered Owner thereof or his legal representative but such registration may be changed as provided in the Indenture. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

         Each Registered Owner and each transferee of a Note shall be deemed to represent and warrant that either (a) it is not acquiring the Note directly or indirectly for, or on behalf of, an ERISA plan or any entity whose underlying assets are deemed to be plan assets of such ERISA plan or (b) (i) the acquisition and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar law and (ii) if the Notes are subsequently deemed to be "plan assets" pursuant to the regulations set forth at 29 C.F.R. ss. 2510.3-101, it will promptly dispose of the Notes.

         The Trustee shall require the payment by any Registered Owner requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange, other than exchanges pursuant to the Indenture.
                                      B-2-5

         Each Registered Owner, by acceptance of a Note or a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Trustee in its individual capacity; (b) any owner of a beneficial interest in the Issuer; or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer or the Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Registered Owner, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Registered Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Registered Owners under the Indenture at any time by the Issuer with the consent of the Registered Owners representing not less than a majority of the collective aggregate principal amount of Obligations then Outstanding. The Indenture also contains provisions permitting the Registered Owners of a majority of the collective aggregate principal amount of Obligations then Outstanding, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Registered Owners.
                                      B-2-6

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Registered Owners under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither _______________________ in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Trustee for the sole purposes of binding the interests of the Trustee in the assets of the Issuer. The Registered Owner of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Registered Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      B-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------------
                                    By                       *
                                       -----------------------------------------
                                    Name
                                         ---------------------------------------
                                    Title
                                          --------------------------------------


                                    Signature Guaranteed:



By * *NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     B-2-8

                                  EXHIBIT B-3

                             [FORM OF CLASS B NOTE]


                      [See reverse for certain definitions]

         Unless this Note is presented by an authorized representative of The Depository Trust and Clearing Corporation, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

                       NELNET STUDENT LOAN TRUST ________
                         STUDENT LOAN ASSET-BACKED NOTES
                                     CLASS B

REGISTERED NO. R-1                                    REGISTERED $___________

     ORIGINAL ISSUE DATE               MATURITY DATE                  CUSIP NO.

                                     __________, 20__

PRINCIPAL SUM:    ___________ AND 00/100 DOLLARS
REGISTERED OWNER:          CEDE & CO.


         Nelnet Student Loan Trust ________, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [Note Face Amount] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying
(a) a fraction the numerator of which is [Note Face Amount] and the denominator of which is [Total Class B Note Amount] by (b) the aggregate amount, if any, payable to Class B Noteholders on such Distribution Date in respect of principal of the Notes pursuant to the Indenture dated as of _________, 200__, among the Issuer (by _________________, in its capacity as Delaware Trustee) and _____________________, a national banking association, as eligible lender trustee and trustee (the "Trustee") (capitalized terms used but not defined herein being defined in Article I of the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [Final Class B Distribution Date] (the "Class B Maturity Date").

         The Issuer shall pay interest on this Note at the rate per annum equal to the Class B Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note shall accrue from and including the preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an "Accrual Period"). Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-3-1

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                                           NELNET STUDENT LOAN TRUST

                                           By
                                                --------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                --------------------------------
                                           By  WILMINGTON TRUST COMPANY, not in
                                               its individual capacity but
                                               solely as Delaware Trustee under
                                               the Trust Agreement,



                                           By
                                              ----------------------------------
                                               Authorized Signatory


Date: [Closing Date]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      _____________________________, not in its
                                      individual capacity but solely as Trustee,


                                      By
                                         ---------------------------------------
                                          Authorized Signatory
Date: [Closing Date]



                                      B-3-2

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Student Loan-Backed Notes, Class B (the "Class B Notes"), which, together with the Issuer's Student Loan-Backed Notes, Class A-1 (the "Class A-1 Notes") and the Issuer's Student Loan-Backed Notes, Class A-2 (the "Class A-2 Notes" and, together with the Class B Notes and the Class A-1 Notes the "Notes"), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Registered Owners. The Notes are subject to all terms of the Indenture.

         The Class B Notes are and will be equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture. The Class A-1 Notes and Class A-2 Notes are prior in order of principal payment, and are senior, to the Class B Notes as and to the extent provided in the Indenture.

         Principal of the Class B Notes shall be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the thirtieth day of each March, June, September and December or, if any such date is not a Business Day, the immediately preceding Business Day, commencing ________, 200__.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class B Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (a) an Event of Default shall have occurred and be continuing and (b) the Trustee or the Registered Owners of Obligations representing not less than a majority of the Outstanding Amount of the Obligations shall have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Registered Owners entitled thereto.

         Interest on the Class B Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class B Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class B Rate. The "Class B Rate" for each Accrual Period, other than the first Accrual Period, shall be equal to the applicable Three-Month LIBOR, plus 0.__%. The "Class B Rate" for the first Accrual Period shall be determined by reference to the following formula: x + [ __/__ * (y-x)] (where: x = One-Month LIBOR, and y = Two-Month LIBOR), plus 0.__% , as determined by the Administrator.

                                      B-3-3

         Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the records of the Trustee on such Record Date, except that, unless definitive Notes have been issued pursuant to the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         The Issuer shall pay interest on overdue installments of interest on this Note at the Class B Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered upon the records of the Trustee upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

         The Trustee shall not be required to transfer or exchange any Note during the period of 15 business days next preceding the mailing of notice of redemption as provided in the Indenture. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

                                      B-3-4

         As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Registered Owner thereof or his legal representative but such registration may be changed as provided in the Indenture. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

         Each Registered Owner and each transferee of a Note shall be deemed to represent and warrant that either (a) it is not acquiring the Note directly or indirectly for, or on behalf of, an ERISA plan or any entity whose underlying assets are deemed to be plan assets of such ERISA plan or (b) (i) the acquisition and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar law and (ii) if the Notes are subsequently deemed to be "plan assets" pursuant to the regulations set forth at 29 C.F.R. ss. 2510.3-101, it will promptly dispose of the Notes.

         The Trustee shall require the payment by any Registered Owner requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange, other than exchanges pursuant to the Indenture.

         Each Registered Owner, by acceptance of a Note or a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Trustee in its individual capacity; (b) any owner of a beneficial interest in the Issuer; or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer or the Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                                      B-3-5

         Each Registered Owner, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Registered Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Registered Owners under the Indenture at any time by the Issuer with the consent of the Registered Owners representing not less than a majority of the collective aggregate principal amount of Obligations then Outstanding. The Indenture also contains provisions permitting the Registered Owners of a majority of the collective aggregate principal amount of Obligations then Outstanding, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Registered Owners.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Registered Owners under the Indenture.

                                      B-3-6

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither ____________________ in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Trustee for the sole purposes of binding the interests of the Trustee in the assets of the Issuer. The Registered Owner of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Registered Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                      B-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         (name and address of assignee)
         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------------
                                    By                   *
                                       -----------------------------------------
                                    Name
                                         ---------------------------------------
                                    Title
                                          --------------------------------------


                                    Signature Guaranteed:
                                    By * *NOTICE: The signature to this
                                    assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                      B-3-8